UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PRELIMINARY INFORMATION STATEMENT DATED NOVEMBER 20, 2023

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

400 1ST. AVE. N., SUITE 100, MINNEAPOLIS, MINNESOTA 55401

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT IN LIEU OF A 2022/2023 ANNUAL MEETING

TO THE STOCKHOLDERS OF ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.:

NOTICE IS HEREBY GIVEN that, on October 27, 2023, the holders of more than a majority of the outstanding common stock of Electronic Servitor Publication Network Inc., a Delaware corporation (the “Company,” “we” or “us”), approved the following actions without a meeting of stockholders in accordance with the Delaware General Corporation Law:

•	Purchase of assets of Phitech Management LLC, pursuant to the terms of an Asset Purchase Agreement;

•	Merger with Pointward Inc., pursuant to the terms of an Agreement and Plan of Merger;

•	Re-appointment of Thomas Spruce, who has served as the interim director on our Board of Directors, to our Board of Directors;

•	The Company’s 2023 Equity Incentive Plan and issuances thereunder (although the Company’s 2023 Equity Incentive Plan was approved by the Stockholders on September 27, 2023, we are providing it again here for the Company’s annual meeting);

•	An amendment to our By-laws, as amended, the Company’s First Amended and Restated By-laws; and

•	An amendment to the Company’s First Amended and Restated By-laws. Such matters are collectively referred to herein as the “Approved Matters.”

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. Pursuant to Rule 14(c) under the Securities Exchange Act of 1934, as amended, the Approved Matters will not be adopted until a date at least twenty (20) days after the date the Information Statement has been mailed to our stockholders. This Information Statement is first mailed to you on or about November 20, 2023. We anticipate that the actions contemplated herein will be effected on or after December 10, 2023.

The accompanying Information Statement is being provided to you for informational purposes only to comply with requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders in lieu of an annual meeting required by the Company’s By-laws. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the By-laws or the Director Appointment since no meeting of the Company’s stockholders will be held or proxies or consents solicited from the Company’s stockholders in connection with these matters because the requisite approval of the By-laws and the Director Appointment have been secured by means of the written consent of the holders of a majority of the outstanding shares of voting stock of the Company.

The Information Statement is first being sent on or about November 20, 2023, to the Company’s stockholders.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

By Order of the Board of Directors,

/s/ Thomas Spruce
Thomas Spruce
Chief Operations Officer

November 20, 2023

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This Information Statement Is Being Provided to You

By the Board of Directors of the Company.

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

400 1ST. AVE. N., SUITE 100, MINNEAPOLIS, MINNESOTA 55401

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INFORMATION STATEMENT

NOVEMBER 20, 2023

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

INTRODUCTION

This information statement on Schedule 14C (this “Information Statement”) is first being sent to the holders of record as of the close of business on October 27, 2023 (the “Record Date”), of shares of common stock, $0.0001 par value per share (the “Common Stock”), of Electronic Servitor Publication Network Inc., a Delaware corporation (“the Company,” “we” or “us”).

This Information Statement is to notify such stockholders that, on October 27, 2023, we received the approval, via a written consent in lieu of a 2022/2023 annual meeting of stockholders, of the holders of a majority of our outstanding voting stock (the “Consenting Stockholders”), representing approximately 60% of the outstanding shares of our voting stock on the Record Date, approving the following:

•	Purchase of assets of Phitech Management, LLC, pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”) in substantially the form attached hereto as Appendix I;

•	Merger with Pointward, Inc., pursuant to the terms of an Agreement and Plan of Merger (the “Agreement and Plan of Merger”) in substantially the form attached hereto as Appendix II;

•	Re-appointment of Thomas Spruce, who has served as the interim director on our Board of Directors, to our Board of Directors (the “Director Appointment”);

•	The Company’s 2023 Equity Incentive Plan and issuances thereunder (although the Company’s 2023 Equity Incentive Plan was approved by the Stockholders on September 27, 2023, we are providing it again here for the Company’s annual meeting). The Company’s 2023 Equity Incentive Plan is attached hereto as Appendix III;

•	An amendment to our By-laws, as amended, the Company’s First Amended and Restated By-laws (the “By-laws”), attached hereto as Appendix IV; and

•	An amendment to our By-laws (the “Amendment”). Such matters are collectively referred to herein as the “Approved Matters.”

A copy of the Company’s Annual Report on Form 10-K for the year ending December 31, 2022 is attached hereto as Appendix V.

The Approved Matters, and thus the consummation of the transactions, unless otherwise specified, will not occur until at least 20 days after such date.

THE APPROXIMATE DATE ON WHICH THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK AS OF OCTOBER 27, 2023 ON OR ABOUT NOVEMBER 20, 2023.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Approved Matters, as well as summary information regarding the transactions covered by the Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain information about us from publicly available documents filed with the SEC.

Stockholders will not be entitled to any rights of appraisal under Delaware law or otherwise with respect to the approval and implementation of the Approved Matters.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

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ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

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QUESTIONS AND ANSWERS ABOUT THE ASSET PURCHASE AND MERGER

The following Q&A is intended to address some commonly asked questions regarding the Asset Purchase Agreement and Agreement and Plan of Merger. These questions and answers may not address all questions that may be important to you as an Electronic Servitor Publication Network, Inc. stockholder. The Company urges you to read carefully the more detailed information contained elsewhere in this Information Statement, the appendices to this Information Statement and the documents the Company refers to in this Information Statement.

Q: What are the proposed transactions and what effects will it have on the Company?

A:	The proposed transactions include: (i) the purchase of assets of Phitech Management, LLC by the Company; and (ii) the Company’s merger with Pointward Inc., whereby the Company will be the surviving corporation. Pursuant to the terms of the Asset Purchase Agreement (in substantially the form attached hereto as Appendix I), the Company will pay an aggregate purchase price of Two Million Five Hundred Thousand Dollars ($2,500,000), plus the assumption of the assumed liabilities as defined in such Asset Purchase Agreement, for Phitech Management, LLC’s assets, including its proprietary technology; and, upon consummation of the transaction, the Company will cancel Ten Million (10,000,000) shares of the Company’s common stock held by Phitech Management, LLC, representing 100% of Phitech Management, LLC’s ownership of the Company, and such shares will be returned to the Company’s treasury. Following consummation of the Asset Purchase Agreement on or after December 6, 2023, the Company intends to enter into an Agreement and Plan of Merger with Pointward Inc. Pursuant to the terms of the Agreement and Plan of Merger (in substantially the form attached hereto as Appendix II), Electronic Servitor Publication Network, Inc. will be the surviving corporation and all of the outstanding capital stock of Pointward Inc. will be converted into shares of our common stock. Upon consummation of the merger, we will issue 39,252,000 shares of our common stock to the former holders of Pointward Inc. and the former stockholders of Pointward Inc. (not including any ownership of our capital stock currently held by such persons) will hold approximately 72% of the outstanding shares of our capital stock.

Q: Why did I receive this Information Statement?

A:	On October 27, 2023, the Company received approval by written consent in lieu of a 2022/2023 annual meeting (the “Written Consent”) to adopt the Asset Purchase Agreement and Agreement and Plan of Merger and effect the transactions by holders, in the aggregate, of a majority in voting power of the outstanding stock entitled to vote (the “Majority Stockholders”). Applicable laws and securities regulations require the Company to provide you with notice of the Written Consent that was delivered by the Majority Stockholders and the action taken by the stockholders of the Company pursuant thereto, as well as other information regarding the proposed transactions, even though your vote or consent is neither required nor requested to adopt or authorize the proposed transactions or complete the proposed transactions. This Information Statement also constitutes notice to you as required by the Delaware General Corporation Law (“DGCL”).

Q: What regulatory approvals and filings are needed to complete the proposed transactions?

A:	In connection with the proposed transactions, the Company intends to make all required filings under the Securities Exchange Act of 1934 as well as any required filings with OTC Markets and the Secretary of State of the State of Delaware. None of the parties to the proposed transactions are aware of any federal or state regulatory approval required in connection with the proposed transactions, other than compliance with applicable federal securities laws and applicable federal law.

Q: When do you expect the proposed transactions to be completed?

A:	The closing for each transaction is subject to regulatory review and other customary closing conditions and is anticipated to occur by the end of 2023.

Q: Why am I not being asked to vote on the proposed transactions?

A:	The approval by holders, in the aggregate, of a majority in voting power of the outstanding stock entitled to vote is required to adopt the Asset Purchase Agreement and Agreement and Plan of Merger and effect the transactions. Therefore, you are not being asked to vote on the proposed transactions.

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DESCRIPTION OF ASSET PURCHASE AND RELATED TRANSACTIONS

Summary Term Sheet for the Asset Purchase

The following summary highlights selected information in this Information Statement and may not contain all of the information that may be important to you. Accordingly, the Company encourages you to read carefully this entire Information Statement, its appendices and the documents incorporated by reference into this Information Statement. As of the date hereof, the Asset Purchase Agreement has not been entered into. The asset purchase to which the Asset Purchase Agreement relates has been approved by the Board of Directors of the Company (the “Board”) on the terms included hereto. The following description of certain features of the Asset Purchase Agreement and is intended to be a summary only. The summary is qualified in its entirety by the full text of the Asset Purchase Agreement in substantially the form attached hereto as Appendix I. The Company intends that the final Asset Purchase Agreement will be in substantially the form attached hereto.

Parties to the Asset Purchase Agreement

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

(Buyer)

Attn: Thomas Spruce, Chief Operations Officer

400 1st Ave. N., Suite 100

Minneapolis, MN 55401

The Company incorporated on May 17, 2017, under the laws of the State of Delaware. The Company’s business focuses on driving growth for brands through effective digital interactions within current and new communities.

PHITECH MANAGEMENT, LLC

(Seller)

Attn: Peter Hager, Managing Member

400 1st Ave. N., Suite 100

Minneapolis, MN 55401

Phitech Management, LLC, a Minnesota limited liability company, is managed and controlled by Peter Hager, our Chief Executive Officer. Phitech Management, LLC owns proprietary technology, including the Digital Engagement Engine and other programs and processes that automate and provide dynamic digital engagement and activation experiences. Phitech Management, LLC utilizes its microservices architecture and workflow sequencing to enhance content publication, content distribution, and user interaction management. Currently, the Company licenses the proprietary technology owned by Phitech Management, LLC. The Company hired Mr. Hager with the intent of acquiring certain proprietary technology held by Phitech Management, LLC.

Terms

On October 27, 2023, the Board of the Company authorized and approved the Company to purchase substantially all of the assets of Phitech Management, LLC (“Phitech”). Pursuant to this transaction (the “Asset Purchase”), the Company will pay an aggregate purchase price of Two Million Five Hundred Thousand Dollars ($2,500,000), plus the assumption of the assumed liabilities as defined in such Asset Purchase Agreement, for Phitech’s assets, including its proprietary technology. Upon consummation of the Asset Purchase, the Ten Million (10,000,000) shares of common stock of the Company held by Phitech, representing 100% of Phitech’s ownership of the Company, shall be cancelled and returned to the Company’s treasury.

The Company will acquire the proprietary technology held by Phitech pursuant to the terms of the Asset Purchase Agreement. The Asset Purchase Agreement will be entered into 20 days after the mailing of this Information Statement.

Representations and Warranties

We intend to make customary representations and warranties in the agreements governing the Asset Purchase Agreement regarding such matters as our corporate power and authority, capitalization, business, assets, liabilities and other matters. Peter Hager and Phitech, an entity controlled by Peter Hager, also makes similar representations and warranties to us in the Asset Purchase Agreement.

Although the final terms of the Asset Purchase are expected to be materially similar to the terms described in this item, the Board may, in its sole discretion, change the terms of the Asset Purchase to take into account a change in circumstances and may determine not to implement the Asset Purchase.

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DESCRIPTION OF THE MERGER AND RELATED TRANSACTIONS

Summary Term Sheet for the Merger

The following summary highlights selected information in this Information Statement and may not contain all of the information that may be important to you. Accordingly, the Company encourages you to read carefully this entire Information Statement, its appendices and the documents incorporated by reference into this Information Statement. As of the date hereof, the Agreement and Plan of Merger has not been entered into. The merger to which the Agreement and Plan of Merger relates has been approved by the Board on the terms included hereto. The following description of certain features of the Agreement and Plan of Merger and is intended to be a summary only. The summary is qualified in its entirety by the full text of the Agreement and Plan of Merger in substantially the form attached hereto as Appendix II. The Company intends that the final Agreement and Plan of Merger will be in substantially the form attached hereto.

Parties to the Agreement and Plan of Merger

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

Attn: Thomas Spruce, Chief Operations Officer

400 1st Ave. N., Suite 100

Minneapolis, MN 55401

The Company incorporated on May 17, 2017, under the laws of the State of Delaware. The Company’s business focuses on driving growth for brands through effective digital interactions within current and new communities.

POINTWARD INC.

Attn: Peter Hager, Chief Executive Officer

400 1st Ave. N., Suite 100

Minneapolis, MN 55401

Pointward Inc., a Delaware corporation, was incorporated on December 18, 2020. Pointward Inc. owns intellectual property to enhance digital user engagement and experience management. Peter Hager, our Chief Executive Officer, controls Pointward Inc. The Company hired Mr. Hager with the intent of acquiring certain proprietary technology held by Pointward Inc.

Terms

On October 27, 2023, the Board authorized and approved the Company to merge with Pointward Inc., a privately held Delaware corporation (“Pointward”). Pursuant to this transaction (the “Merger”), Electronic Servitor Publication Network, Inc. will be the surviving corporation and all of the outstanding capital stock of Pointward will be converted into shares of our common stock. Following the Effective Date (as defined in the Agreement and Plan of Merger, the “Effective Date”), we will issue 39,252,000 shares of our common stock to the former holders of Pointward’s issued and outstanding capital stock after adjustments due to rounding for fractional shares.

Upon completion of the Merger, the former stockholders of Pointward (not including any ownership of our capital stock currently held by such persons) will hold approximately 72% of the outstanding shares of our capital stock. Unless otherwise indicated in this Information Statement, all share and per share figures reflect the Merger. See “Security Ownership of Certain Beneficial Owners and Management” for information about the ownership of persons who acquired control of the Company in the Merger.

The Company intends to license Pointward Inc., incorporated under the laws of the State of Minnesota on December 15, 1975 (“Pointward Minnesota”), certain intellectual property in accordance with the Agreement and Plan of Merger (the “License”). The License would provide Pointward Minnesota with a world-wide, non-exclusive, limited-use license to use the intellectual property acquired in the Merger for creative, consulting, go-to-market and supply chain services within certain specific industries, including, but not limited to medical technology, medical device, plant-based medicine, nutraceuticals, supplements, and healthcare markets, and such other markets as mutually agreed upon by the Company and Pointward Minnesota.

In accordance with the Merger, the Company will acquire such proprietary technology. The Agreement and Plan of Merger will be entered into 20 days after the mailing of this Information Statement.

Restrictions on Sales of Shares by Affiliates

We intend to issue the shares of our Common Stock under the Agreement and Plan of Merger in a private transaction under Section 4(a)(2). As a result, these shares will constitute “restricted” shares within the meaning of Rule 144 under the Securities Act of 1933. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including persons who may be deemed to be our “affiliates,” would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of our then-outstanding shares or the average weekly trading volume of our shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to manner-of-sale provisions, notice requirements and the availability of current public information about us. A person who has not been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned shares for at least six months, would be entitled under Rule 144 to sell such shares without regard to any volume limitations under Rule 144 subject to the Company being current in its filings.

Representations and Warranties

We intend to make customary representations and warranties in the agreements governing the Agreement and Plan of Merger regarding such matters as our corporate power and authority, capitalization, business, assets, liabilities and other matters. Peter Hager and Pointward, an entity controlled by Peter Hager, also makes similar representations and warranties to us in the Asset Purchase Agreement.

Although the final terms of the Merger are expected to be materially similar to the terms described in this item, the Board may, in its sole discretion, change the terms of the Merger to take into account a change in circumstances and may determine not to implement the Asset Purchase.

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ELECTION OF DIRECTORS

General

Pursuant to the consent of our Consenting Stockholders, the following individual has been nominated to serve as the sole member of our board of directors, to hold office until the next annual meeting of stockholders or until his successor has been duly elected and qualified.

Name	Position	Year Originally Appointed
Thomas Spruce	Director and Chairman of the Board of Directors	2022

The following is biographical information on the nominee to our Board of Directors:

Thomas Spruce

Thomas Spruce, age 68, is the Company’s Chief Operations Officer and sole Director. Mr. Spruce has decades of experience in large corporations, small companies, and start-ups in a variety of sales management, operations management, business development, and consulting roles with product and service businesses. From 2008 to the present, Mr. Spruce has served as the President and CEO of His Speed, Inc., a company that specializes in business management, development, and consulting. Prior to 2008, Mr. Spruce served in management positions at the Principle Pharmacy Group, MediqPRN/Hill-Rom and Owen Healthcare/Cardinal Health, where he managed sales, operations management, business transition, integrated sales, and enterprise account management. Mr. Spruce has a Bachelor of Sciences in Pharmacy from the University of Arkansas, is a Board Member at The Victory Way, has served as Board Chairman of the Dean’s Advisory Council- Western University School of Pharmacy and was a Fellow at the American College of Healthcare Executives.

Vote Required

We have obtained approval to effect the Director Appointment through the written consent of the Consenting Stockholders. Therefore, an annual meeting of our stockholders to approve the Director Appointment will not take place for this purpose.

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APPROVAL OF 2023 EQUITY INCENTIVE PLAN

AND ISSUANCES THEREUNDER

General

The 2023 Equity Incentive Plan (the “2023 Plan”) was approved by the Board on September 22, 2023 and our stockholders on September 27, 2023. Accordingly, the 2023 Plan is currently in effect and issuances have been made thereunder as described herein. The 2023 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to our employees and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”) to our employees, directors, and consultants.

Summary of the 2023 Plan

The following description of certain features of the 2023 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2023 Plan, which is attached hereto as Appendix III.

Authorized Shares. Subject to the adjustment provisions of the 2023 Plan, the maximum aggregate number of shares of our common stock that may be issued under the 2023 is 30,000,000 shares, subject to the adjustment provisions under the 2023 Plan.

If an award granted under the 2023 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, is forfeited to, or repurchased by, us due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). With respect to stock appreciate rights, only the net shares actually issued will cease to be available under the 2023 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). Shares that actually have been issued under the 2023 Plan under any award will not be returned to the 2023 Plan; provided, however, that if shares issued pursuant to awards of restricted stock or RSUs are repurchased or forfeited to us due to failure to vest, such shares will become available for future grant under the 2023 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2023 Plan. To the extent an award is paid out is cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the 2023 Plan.

Plan Administration. The Board or one or more committees appointed by the Board will administer the 2023 Plan. In addition, if we determine it is desirable to qualify transactions under the 2023 Plan as exempt under Rule 16b3, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2023 Plan, the administrator has the power to administer the 2023 Plan and make al determinations deemed necessary or advisable for administering the 2023 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreement to use under the 2023 Plan, determine the terms and conditions of awards (including the exercise price, the time or times when the award may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares related thereto), construe and interpret the terms of the 2023 Plan and awards granted under it, prescribe, amend, and rescind rules and regulations relating to the 2023 Plan, including creating sub-plans, and modify or amend each award, including the discretionary authority to extend the post termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator may institute and determine the terms of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price or different terms), awards of a different type and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.

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Stock Options. Stock options may be granted under the 2023 Plan in such amounts as the administrator will determine in accordance with the terms of the 2023 Plan. The exercise price of options granted under the 2023 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option will be stated in the award agreement, and in the case of an incentive stock option, may not exceed 10 years. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After a participant ceases to provide service as an employee director or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if the cessation of service is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights. Stock Appreciation rights may be granted under the 2023 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights will expire upon the date determined by the administrator and set forth in the award agreement. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if cessation of service is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its terms. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under the 2023 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator (if any). The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the 2023 Plan, will determine any terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units. RSUs may be granted under the 2023 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2023 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria, and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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Performance Units and Performance Shares. Performance units and performance shares may be granted under the 2023 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or prior to the date of grant. Performance shares will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof.

Non-Employee Directors. The 2023 Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the 2023 Plan. In order to provide a maximum limit on the awards that can be made to tour non-employee directors, the 2023 Plan provides that in any given fiscal year, a non-employee director may not be paid, issued, or granted equity awards (including awards issued under the 2023 Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $500,000 (excluding awards or other compensation paid or provided to him or her as a consultant or employee). The maximum limits do not reflect the intended size of any potential grants or a commitment to make grants to our outside directors under the 2023 Plan in the future.

Non-Transferability of Awards. Unless the administrator provides otherwise, the 2023 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments. In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2023 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2023 Plan.

Dissolution or Liquidation. In the event of the Company’s proposed dissolution or liquidation, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. The 2023 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a change in control (as defined in the 2023 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat similarly all awards, all awards a participant holds, all awards of the same type, or all portions of awards.

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In the event that the successor corporation does not assume or substitute for the award (or portions thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciations rights (or portions thereof) that is not assumed or substituted for, all restrictions on restricted stock, RSUs, performance shares, and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary. Additionally, in the event an option or stock appreciation right (or portions thereof) is not assumed or substituted for in the event of a merger or change in control, the administrator will notify each participant in writing or electronically that the option or stock appreciation right (or its applicable portion), as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion), as applicable, will terminate upon the expiration of such period.

With respect to awards granted to an outside director, in the event of a change in control, the outside director’s options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary.

Clawback. Awards will be subject to any Company clawback policy and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse the Company all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws.

Amendment; Termination. The administrator has the authority to amend, alter, suspend, or terminate the 2023 Plan provided such action does not materially impair the existing rights of any participant. The 2023 Plan automatically will terminate in 2030, unless terminated sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2023 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one-year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one-year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

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The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Units. There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Units and Performance Shares. A participant generally will recognize no income upon the grant of a performance unit or performance share award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2023 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

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Medicare Surtax. A participant’s annual “net investment income”, as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2023 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

Issuances Under the Plan

On September 28, 2023, the Company agreed to issue Elliot Freier, a consultant for the Company, 400,000 shares of the Company’s common stock pursuant to the terms of a Restricted Stock Agreement by and between the Company and Eliot Freier, in accordance with the terms of the Company’s 2023 Plan.

On September 29, 2023, the Company agreed to issue Laurence Eric Swann, a consultant for the Company, 3,660,000 shares of the Company’s common stock pursuant to the terms of a Restricted Stock Agreement by and between the Company and Laurence Eric Swann, in accordance with the terms of the Company’s 2023 Plan. Management believes that Mr. Swann’s business and financial consulting services will allow the Company to leverage its new intellectual property.

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APPROVAL OF THE FIRST AMENDED AND RESTATED BY-LAWS

On November 20, 2022, the Company’s Board adopted and approved the Company’s First Amended and Restated By-laws (the “By-laws”) attached hereto as Appendix IV.

In accordance with the By-laws, the annual meeting of the Company’s stockholder, shall be held annually on a date and at a time, and via a format (in person, conference call, video conference etc.) designated by the board of directors and stated in a notice of the meeting. Prior to these amended By-laws, the annual meeting was held on the third Thursday of May of each calendar year at 10:30 am. Pursuant to the new By-laws, notice of the meeting may now be served to stockholders by electronic transmission, upon receipt of confirmation.

Notice for special meetings of the Company’s board of directors may now be given with no less than 24 hours by email or text, in addition to notice in person, by letter or telephone call.

The Company’s officers, pursuant to the By-laws will be comprised of a chief executive officer, a president, a chief operations officer, a chief financial officer, a secretary, a treasurer, a controller, and/or such other officers as may from time to time be elected or appointed by the board of directors. Consequently, new descriptions for the offices of chief operations officer and chief financial officer have been included to the By-laws under Sections 4.7 and 4.8, respectively.

In addition, Article XI of the By-laws, titled “Indemnification” has been amended in its entirety, to read as follows: “The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 11.1., a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.”

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APPROVAL OF THE AMENDMENT TO THE FIRST AMENDED AND RESTATED BY-LAWS

On October 24, 2023, the Company’s Board adopted and approved amendment to the Company’s First Amended and Restated By-laws (the “Amendment”).

In accordance with the Amendment, the annual and special meetings may be held by written consent in accordance with Delaware General Corporation Law §228. Pursuant to the By-laws currently in place, the annual meeting of the Company’s stockholders shall be held annually on a date and at a time, and via a format (in person, conference call, video conference etc.) designated by the board of directors and stated in a notice of the meeting.

No other amendments to the By-laws have been made.

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Cautionary Statement Concerning Forward-looking Statements

THIS INFORMATION STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO FUTURE ACTIONS AND EVENTS, AND ACTUAL ACTIONS AND EVENTS MAY DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS.

This Information Statement contains forward-looking statements regarding, among other things, the planned operating activities relating to the Company’s new business and our other actions following completion of the Change-in-Control and related transactions. Such statements are generally accompanied by words such as “intend,” “anticipate,” “believe,” “estimate,” “expect” or similar terms.

Although we believe that the assumptions underlying the forward-looking statements in this Information Statement are reasonable, any of the assumptions could prove to be inaccurate and, therefore, there cannot be any assurance that any of the results contemplated in the forward-looking statements will be realized. The inclusion of forward-looking information should not be regarded as a representation by us or any other person that the future actions, events or results contemplated by us will be achieved. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events.

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DISSENTERS’ RIGHT OF APPRAISAL

We are a Delaware corporation and are governed by the Delaware General Corporation Law. Holders of the shares of the Company’s common stock do not have appraisal or dissenters’ rights under the Delaware General Corporation Law in connection with the Approved Matters. We will not independently provide our stockholders with any such right of dissent.

SUMMARY

On October 24, 2024, our Board of Directors voted to approve and recommend the Approved Matters described above and, on October 27, 2023, the Consenting Stockholders holding a majority of the then-outstanding shares of our voting stock, and acting by written consent in lieu of a 2021/2022 Annual Meeting, approved and adopted the Approved Matters. This action by written consent eliminated the need for an annual or special meeting to approve these matters. This also reduces the costs and management time involved in holding a special meeting and allows us to effect the transactions as quickly as possible.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Stock and Series A Preferred Stock, as of November 13, 2023 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and named executive officers as a group, and (iv) each person known to us to beneficially own more than 5% of each class of our outstanding Common Stock and Series A Preferred Stock.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

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COMMON STOCK

	Common Shares Beneficially Owned as of November 13, 2023		Common Shares Beneficially Owned after Asset Purchase and Merger are Consummated
Name of Beneficial Owner	No. of Shares	Percentage of Class (1)	No. of Shares	Percentage of Class (2)

Peter Hager (3) (4) (5)	0	0.00%	7,782,000	14.22%
President and Chief Executive Officer

Thomas Spruce (3) (6) (7) (8)	15,000	0.06%	15,000	0.03%
Chief Operations Officer, Secretary and Director

Jim Kellogg (3) (9)	0	0.00%	0	0.00%
Chief Financial Officer

Phitech Management LLC (3) (10)	10,000,000	39.25%	0	0.00%
>5% Common Stock Shareholder

Eric Swann (11) (12)	3,660,000	14.37%	6,160,000	11.26%
>5% Common Stock Shareholder

Greg Shockey (13) (14) (15)	50,000	0.20%	8,950,000	16.35%
>5% Common Stock Shareholder

Mark Palumbo (16) (17)	2,300,000	9.03%	2,300,000	4.20%
>5% Common Stock Shareholder

Calisota Tech LLC (3) (5)	0	0.00%	7,782,000	14.22%
>5% Common Stock Shareholder

Spruce Solutions LLC (3) (8)	522,500	2.05%	1,022,500	1.87%
Held by Affiliate

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(1)	Based on 25,476,001 common stock shares issued and outstanding as of the date of this Information Statement.

(2)	Based on 54,728,001 common stock shares issued and outstanding after the Asset Purchase and Merger have been consummated.

(3)	This individual and/or entity’s address is 400 1st Ave N., Ste. 100, Minneapolis MN 55401.

(4)	This individual will own vested options to purchase 2,400,000 shares of the common stock of the Company within 60 days of November 13, 2023. This individual owns options to purchase 6,400,000 shares of the common stock of the Company at a strike price of $0.07 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(5)	Peter Hager owns Calisota Tech LLC, an entity that will be a greater than 5% common stock shareholder upon consummation of the Asset Purchase and Merger. Calisota Tech LLC is also owned by Jonathan Sweetser, a consultant of the Company.

(6)	These shares are owned by the Spruce Family Trust, which is controlled by Mr. Spruce.

(7)	This individual will own vested options to purchase 2,150,000 shares of the common stock of the Company within 60 days of November 13, 2023. This individual owns options to purchase 4,850,000 shares of the common stock of the Company at a strike price of $0.07 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(8)	Thomas Spruce owns Spruce Solutions LLC.

(9)	This individual will own vested options to purchase 400,000 shares of the common stock of the Company within 60 days of November 13, 2023. This individual owns options to purchase 1,500,000 shares of the common stock of the Company at a strike price of $0.07 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(10)	Peter Hager is the controlling affiliate of this entity.

(11)	Eric Swann is a consultant of the Company. Although he is not considered an affiliate of the Company, for purposes of this table only, his address is 400 1st Ave N., Ste. 100, Minneapolis MN 55401.

(12)	The Company agreed to issue this individual 3,660,000 shares of common stock of the Company pursuant to the terms of a Restricted Stock Award Agreement dated September 29, 2023. The shares were issued on a vesting schedule and are subject to certain vesting conditions related to length of service. The individual will own 660,000 vested shares of the Company’s common stock within 60 days of November 13, 2023.

(13)	Greg Shockey is a consultant of the Company. Although he is not considered an affiliate of the Company, for purposes of this table only, his address is 400 1st Ave N., Ste. 100, Minneapolis MN 55401.

(14)	Greg Shockey is the controlling affiliate of Forty 7 Select Holdings LLC.

(15)	This individual will own vested options to purchase 1,440,000 shares of the common stock of the Company within 60 days of November 13, 2023. This individual owns options to purchase 3,840,000 shares of the common stock of the Company at a strike price of $0.07 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(16)	This individual’s address is 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028.

(17)	This individual is married to Marla Palumbo. Marla Palumbo is the holder of 1,200,000 shares of the Company’s common stock.

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SERIES A PREFERRED STOCK

	Series A Preferred Shares Owned	Percentage of Class (1)
Forty 7 Select Holdings LLC (1) (2) (3) (4)	1,000	100%
>5% Series A Preferred Stock Shareholder

(1)	Based on 1,000 Series A Preferred Stock shares outstanding.

(2)	Consists of 1,000 shares of Series A Preferred Stock, purchased at par value, which, voting together as a class, have the right to vote 60% of the Company’s voting shares on any and all shareholder matters (the “Majority Voting Rights”). Additionally, the Company shall not adopt any amendments to the Company’s Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least a majority of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock. Other than the Majority Voting Rights, the Series A Preferred Stock does not have any other dividend, liquidation, conversion, or redemption rights, whatsoever.

(3)	This entity’s address is 31878 Del Obispo 118-331, San Juan Capistrano, CA 92675.

(4)	Greg Shockey is the controlling affiliate of this entity. Greg Shockey is also a consultant of the Company.

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PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of the Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

Attn: Thomas Spruce, Chief Operations Officer

400 1st Ave. N., Suite 100

Minneapolis, MN 55401

(833) 991-0800

AVAILABILITY OF ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission (the “SEC”) relating to its business, financial condition and other matters. Such reports and other information can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet (http://www.sec.gov) that contains the Exchange Act Filings filed electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The SEC allows us to “incorporate by reference” into this Information Statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. This Information Statement incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that we have previously filed with the SEC. These documents contain important information about the Company and its financial condition.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of information statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request to Electronic Servitor Publication Network, Inc., 400 1st Ave. N., Suite 100, Minneapolis, MN 55401, Tel: 833-991-0800, or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Thomas Spruce
Thomas Spruce
Chief Operations Officer

November 20, 2023

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APPENDIX I

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC. AND

PHITECH MANAGEMENT, LLC.

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ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this "Agreement"), dated as of _____________ 2023, is entered into between Phitech Management, LLC, a Minnesota limited liability company ("Seller") and Electronic Servitor Publication Network, Inc, a Delaware corporation ("Buyer").

RECITALS

WHEREAS, Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, the rights and obligations of Seller to the Purchased Assets and the Assumed Liabilities (as defined herein), subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller's right, title and interest in all licensing agreements, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes for its software code and modules consisting of a workflow and application suite built on a microservices architecture designed to connect people and content through dynamic content provisioning.(the "Purchased Assets"), free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance ("Encumbrance").

Section 1.02 Assumption of Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge the liabilities arising after the Closing (as defined herein) under the Purchased Assets, but only to the extent that such liabilities and obligations, excluding taxes related to shares, do not relate to any breach, default or violation by Seller on or prior to the Closing (collectively, the "Assumed Liabilities"). Other than the Assumed Liabilities, Buyer shall not assume any liabilities or obligations of Seller of any kind, whether known or unknown, contingent, matured or otherwise, whether currently existing or hereinafter created.

Section 1.03 Purchase Price. The aggregate purchase price for the Purchased Assets shall be Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Purchase Price"), plus the assumption of the Assumed Liabilities. The Buyer shall pay the Purchase Price in one or more payments to Seller by or before March 31, 2024 (the “Due Date”) in cash by wire transfer in accordance with the wire transfer instructions set forth in Section 7.02 Notices. The Buyer shall pay the Assumed Liabilities no later than 30 calendar days upon receiving notification from the Seller or its agents.

Section 1.04 Non-Payment of Purchase Price. In the event that the Buyer does not pay the Purchase Price by the Due Date and the Buyer and Seller have not mutually agreed upon on a different method of payment that is documented in an Amendment to this Agreement, then

(a)	Buyer shall have an additional 90 days to cure pay the full Purchase Price plus any interest.
(b)	If the Buyer does not pay the full Purchase Price and interest within the 90 days, the Buyer shall provide quarterly to the Seller and Seller shall accept as additional payment of the Purchase Price, a quantity of stock options of the Company’s stock equal to 1/4th of the unpaid Purchase Price as valued by the stock price as of the Agreement Execution Date and continuing quarterly until the full Purchase Price and interest is paid in full.
(c)	Seller shall be entitled to begin earning interest on the value of the Purchase Price, or the remaining balance owed, beginning on the day following the Due Date at a rate of eight percent (8%) per annum to be paid quarterly until the Purchase Price is paid in full.

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ARTICLE II

CLOSING

Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the "Closing Date"). The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. on the Closing Date.

Section 2.02 Closing Deliverables.

(a)	At the Closing, Seller shall deliver to Buyer the following:

i.	the Disclosure Schedules as defined in Section 3.04(b) and attached to this Agreement as Exhibit A;
ii.	a document from the Secretary or Assistant Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the board of directors of Seller, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (B) the names and signatures of the officers of Seller authorized to sign this Agreement and the documents to be delivered hereunder;
iii.	such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement; and
iv.	documentation for the return of the 10 million shares of vested and unvested Electronic Servitor Publication Network Inc. stock (the “10 Million Shares”) to Buyer. The 10 Million Shares shall be contributed to the treasury of the Buyer for cancellation. The Seller hereby acknowledges and consents to the cancellation of the 10 Million Shares.

(b)	At the Closing, Seller shall deliver to Buyer the following:

i.	a document from the Secretary or Assistant Secretary (or equivalent officer) of Buyer certifying as to (A) the resolutions of the board of directors of Buyer, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (B) the names and signatures of the officers of Buyer authorized to sign this Agreement and the documents to be delivered hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof. For purposes of this Article III, "Seller's knowledge," "knowledge of Seller" and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Seller, after due inquiry.

Section 3.01 Organization and Authority of Seller; Enforceability. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. Seller has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or the Purchased Assets; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party or to which any of the Purchased Assets are subject; or (d) result in the creation or imposition of any Encumbrance on the Purchased Assets, with the exception of transferring certain third party hosting and licensing fees, to the Buyer. No consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

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Section 3.03 Title to Purchased Assets. Seller owns and has good title to the Purchased Assets, free and clear of Encumbrances.

Section 3.04 Intellectual Property.

(a)	“Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) trademarks and service marks, including all applications and registrations and the goodwill connected with the use of and symbolized by the foregoing; (ii) copyrights, including all applications and registrations related to the foregoing; (iii) trade secrets and confidential know-how; (iv) patents and patent applications; (v) websites and internet domain name registrations; and (vi) other intellectual property and related proprietary rights, interests and protections (including all rights to sue and recover and retain damages, costs and attorneys' fees for past, present and future infringement and any other rights relating to any of the foregoing).

(b)	The “Disclosure Schedules” lists all Intellectual Property included in the Purchased Assets ("Purchased IP"). Seller owns or has adequate, valid and enforceable rights to use all the Purchased IP, free and clear of all Encumbrances. Seller is not bound by any outstanding judgment, injunction, order or decree restricting the use of the Purchased IP, or restricting the licensing thereof to any person or entity.

(c)	Seller's prior and current use of the Purchased IP has not and does not infringe, violate, dilute or misappropriate the Intellectual Property of any person or entity and there are no claims pending or threatened by any person or entity with respect to the ownership, validity, enforceability, effectiveness or use of the Purchased IP. No person or entity is infringing, misappropriating, diluting or otherwise violating any of the Purchased IP, and neither Seller nor any affiliate of Seller has made or asserted any claim, demand or notice against any person or entity alleging any such infringement, misappropriation, dilution or other violation.

Section 3.05 Legal Proceedings. There is no claim, action, suit, proceeding or governmental investigation ("Action") of any nature pending or, to Seller's knowledge, threatened against or by Seller (a) relating to or affecting the Purchased Assets [or the Assumed Liabilities]; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 3.06 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

Section 3.07 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof. For purposes of this Article IV, "Buyer's knowledge," "knowledge of Buyer" and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Buyer, after due inquiry.

Section 4.01 Organization and Authority of Buyer; Enforceability. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Buyer; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer. No consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

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Section 4.03 Legal Proceedings. There is no Action of any nature pending or, to Buyer's knowledge, threatened against or by Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 4.04 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

ARTICLE V

COVENANTS

Section 5.01 Public Announcements. Unless otherwise required by applicable law or stock exchange requirements, neither party shall make any public announcements regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed).

Section 5.02 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, stock transaction, value added and other such taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the documents to be delivered hereunder shall be borne and paid by Buyer when due.

Section 5.03 Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Survival. All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 6.02 Indemnification. Buyer shall defend, indemnify and hold harmless, and defend Seller and it’s affiliates, stockholders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys' fees and disbursements, arising from or relating to the actions and responsibilities of the Buyer, or any third party, except for:

(a)	any inaccuracy in or breach of any of the representations or warranties by the Seller contained in this Agreement or any document to be delivered hereunder; or

(c)	any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Seller pursuant to this Agreement or any document to be delivered hereunder.

Section 6.03 Tax Treatment of Indemnification Payments. All indemnification payments made by Seller under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for tax purposes, unless otherwise required by law. All additional taxes for these payments will be paid by the Buyer.

Section 6.04 Cumulative Remedies. The rights and remedies provided in this Article VI are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE V

MISCELLANEOUS

Section 7.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Buyer.

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Section 7.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the [third] day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

If to Seller:	Phitech Management, LLC 400 First Avenue North Suite 100 Minneapolis, MN 55401 Bank Wire Instructions: (on file)

If to Buyer:	Electronic Servitor Publication Network, Inc 400 First Avenue North Suite 100 Minneapolis, MN 55401 Phone: 833.991.0800 E-mail: dennyspruce@XESPN.com Attention: Thomas Spruce, COO

Section 7.03 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 7.04 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 7.05 Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the documents to be delivered hereunder, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 7.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 7.07 No Third-party Beneficiaries. Except as provided in Article VI, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.08 Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

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Section 7.09 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota without giving effect to any choice or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction).

Section 7.11 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Minnesota, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Section 7.12 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 7.13 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 7.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PHITECH MANAGEMENT, LLC
By_____________________ Name: Peter Hager Title: Managing Member

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC
By_____________________ Name: Thomas Spruce Title: Chief Operations Officer

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EXHIBIT A

Disclosure Schedules

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APPENDIX II

AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN

ELECTRONIC SERVITOR PUBLICATION NETWORK INC. AND

POINTWARD INC.

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AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) between ELECTRONIC SERVITOR PUBLICATION NETWORK, INC., a Delaware corporation ("XESP"), and POINTWARD INC., a Delaware corporation ("Pointward"), each or together being sometimes referred to herein as the "Constituent Corporations."

RECITALS

WHEREAS, the board of directors of each Constituent Corporation deems it advisable that the Constituent Corporations merge into a single corporation (the “Merger");

AGREEMENT

NOW THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties agree as follows:

1. Surviving Corporation. Pointward shall be merged with and into XESP which shall be the surviving corporation (hereinafter the "Surviving Corporation") in accordance with the applicable laws of the State of Delaware.

2. Merger Date. The Merger shall become effective (the "Merger Date") upon the completion of:

(i) Adoption of this Agreement by a majority of the voting shareholders of Pointward and by a majority of the voting shareholders of XESP pursuant to the General Corporation Law of Delaware;

(ii) Execution and filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of Delaware.

3. Time of Filings. The Certificate of Merger shall be filed with the Secretary of State of Delaware upon the approval of this Agreement by the shareholders of the Constituent Corporations, respectively, and the fulfillment or waiver of the terms and conditions herein.

4. Accounting Period. Notwithstanding any other provision herein relating to the Merger Date, for all accounting purposes the effective date of the Merger shall be as of ________________.

5. Governing Law. The Surviving Corporation shall be governed by the laws of the State of Delaware.

6. Certificate of Incorporation. The Certificate of Incorporation of XESP shall be the Certificate of Incorporation of the Surviving Corporation from and after the Merger Date, subject to the right of the Surviving Corporation to amend its Certificate of Incorporation in accordance with the laws of the State of Delaware.

7. Bylaws. The Bylaws of the Surviving Corporation shall be the Bylaws of XESP as in effect on the date of this Agreement.

8. Name of Surviving Corporation. The name of the Surviving Corporation will be Electronic Servitor Publication Network, Inc.

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9. Board of Directors and Officers. The members of the board of directors of the Surviving Corporation shall be the members of the board of directors of XESP on the Merger Date. The officers of the Surviving Corporation shall be the officers of XESP on the Merger Date.

10. Conversion. The mode of carrying the merger into effect and the manner and basis of converting the shares of Pointward into shares of the Surviving Corporation are as follows:

(i)    The aggregate number of Pointward shares issued and outstanding on the Merger Date shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into an equal number of shares of XESP common stock and issued in accordance with the schedule set forth in Exhibit A.

(ii)   Subject to such adjustments, there shall be 55,418,001 shares of XESP Common stock issued and outstanding upon completion of the Merger held as follows: 39,252,000 common shares held by the shareholders of Pointward (“Shareholders”); and 11,416,001 shares held by the current shareholders of XESP.

(iii)  The XESP Common stock shall be issued to the holders of Pointward shares in exchange for their shares on a one for one basis.

(iv)  All outstanding warrants of Pointward and any other outstanding rights to purchase the shares of Pointward shall be adjusted, pursuant to the terms contained in such warrants or other rights documents, for conversion to warrants or rights to purchase stock of XESP on the same ratio as provided by the Merger.

(v)    Fractional shares of XESP Common stock shall not be issued, but in lieu thereof XESP shall round up fractional shares to the next highest whole number.

(vi)  The shares of XESP Common stock to be issued in exchange for Pointward shares hereunder shall be proportionately reduced by any shares owned by Shareholders who shall have timely objected to the Merger (the "Dissenting Shares") in accordance with the provisions of the General Corporation Law of Delaware which objections will be dealt with as provided in those sections.

(vii) Each share of Pointward that is issued and outstanding and owned by Shareholders on the Merger Date shall, by virtue of the Merger and without any action on the part of the Shareholders, be retired and canceled.

(viii) Each certificate evidencing ownership of shares of XESP Common stock issued and outstanding on the Merger Date or held by XESP in its treasury shall continue to evidence ownership of the same number of shares of XESP Common stock.

11. Exchange of Certificates. As promptly as practicable after the Merger Date, each holder of an outstanding certificate or certificates theretofore representing shares of Pointward (other than certificates representing Dissenting Shares) shall surrender such certificate(s) for cancellation and shall receive in exchange a certificate or certificates representing the number of full shares of XESP common stock into which the shares of Pointward represented by the certificate or certificates so surrendered shall have been converted.

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12. Unexchanged Certificates. Until surrendered, each outstanding certificate that prior to the Merger Date represented Pointward shares (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of XESP common stock into which it was converted. No dividend or other distribution payable to holders of XESP common stock as of any date subsequent to the Merger Date shall be paid to the holders of outstanding certificates of Pointward shares; provided, however, that upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions that would have been payable subsequent to the Merger Date with respect to the shares of XESP common stock represented thereby.

13. Effect of the Merger. On the Merger Date, the separate existence of Pointward shall cease (except insofar as continued by statute), and it shall be merged with and into the Surviving Corporation. All the property, real, personal, and mixed, of each of the Constituent Corporations, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations, including liabilities to holders of Dissenting Shares, of each of the Constituent Corporations, and any claim or judgment against either of the Constituent Corporations may be enforced against the Surviving Corporation.

14. Approval of Shareholders. This Agreement shall be adopted by the shareholders of the Constituent Corporations, respectively, at meetings of such shareholders and called for that purpose or by written consent pursuant to and according to the applicable state laws thereto, if so required. There shall be required for the adoption of this Agreement the affirmative vote of the holders of at least a majority of all the voting shares issued and outstanding and entitled to vote for each of the Constituent Corporations, if required by applicable state law thereto.

15. Representations and Warranties of Pointward. Pointward represents and warrants as follows:

(i) Corporate Status. Pointward is a company duly organized, validly existing, and in good standing under the laws of the Delaware and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

(ii) Capitalization. The authorized capital stock of Pointward consists of $0.0001 par value shares of which 39,252,000 shares are issued and outstanding, all fully paid and nonassessable. There are no other classes of equity ownership issued or authorized.

(iii) Subsidiaries. Pointward has no subsidiaries.

(iv) Financial Statements. The financial statements for the period beginning December 31, 2021 (inception of Pointward) to the Merger Date, or such other period as acceptable to XESP (“Pointward’s Financial Statements”), furnished in a manner acceptable to XESP, are correct and fairly present the financial condition of Pointward as of the dates and for the periods involved, and such statements were prepared in accordance with U.S. generally accepted accounting principles consistently applied.

(v) Undisclosed Liabilities. Pointward had no liabilities of any nature except to the extent reflected or reserved against in Pointward's Financial Statements, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and Pointward's accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefor in Pointward's Financial Statements.

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(vi) Absence of Material Changes. Between the date of Pointward’s Financial Statements and the date of this Agreement, there have not been, except as set forth in a list certified by the CEO of Pointward and delivered to XESP, (1) any changes in Pointward's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to Pointward's property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of Pointward's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees.

(vii) Litigation. There is no litigation or proceeding pending, or to Pointward’s knowledge threatened, against or relating to Pointward, its properties or business, except as set forth in a list certified by the CEO of Pointward and delivered to XESP.

(viii) Contracts. Pointward is not a party to any material contracts other than those disclosed to XESP. Pointward currently has a license with Pointward Inc., incorporated under the laws of the State of Minnesota on December 15, 1975 (“Pointward Minnesota”), whereby Pointward Minnesota licenses certain intellectual property from Pointward. Upon execution of this Agreement and performance thereunder, XESP hereby grants Pointward Minnesota a world-wide, non-exclusive, limited-use license to use the intellectual property acquired hereunder for creative, consulting, go-to-market and supply chain services within certain specific industries, including, but not limited to medical technology, medical device, plant-based medicine, nutraceuticals, supplements, and healthcare markets, and such other markets as mutually agreed upon by XESP and Pointward Minnesota (the “License”). Pointward Minnesota may not sell, assign, convey, or otherwise transfer this License without prior written consent of XESP. This License may be amended, modified or supplemented by an agreement in writing signed by XESP and Pointward Minnesota.

(ix) No Violation. Execution of this Agreement and performance by Pointward hereunder has been duly authorized by all requisite corporate action on the part of Pointward, and this Agreement constitutes a valid and binding obligation of Pointward, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Pointward is subject or by which Pointward is bound.

(x) Title to Property. Pointward has good and marketable title to all properties and assets, real and personal, reflected in Pointward's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and Pointward's properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists except as disclosed to XESP.

(xi) Corporate Authority. Pointward has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder. Further, Pointward has obtained all permissions, consents and forbearances, in writing, required to transfer good and marketable title to all properties and assets, real and personal, reflected in Pointward's Financial Statements.

(xii) Access to Records. From the date of this Agreement to the Closing, Pointward will (1) give to XESP and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that XESP may inspect and audit them and (2) furnish such information concerning Pointward's properties and affairs as XESP may reasonably request.

(xiii) Confidentiality. Until the Closing (and permanently if there is no Closing), Pointward and the Shareholders will keep confidential any information which they obtain from XESP concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, Pointward and the Shareholders will return to XESP all written matter with respect to XESP obtained by them in connection with the negotiation or consummation of this Agreement.

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16. Representations and Warranties of the Shareholders. The Shareholders, individually and separately, represent and warrant as follows:

(i) Title to Units. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Pointward shares which are listed in the attached schedule and which they have contracted to convert.

(ii) Litigation. There is no litigation or proceeding pending, or to each Shareholder’s knowledge threatened, against or relating to shares of Pointward held by the Shareholders.

(iii) Restrictions on Transfer of XESP Common Stock Shares. In connection with the conversion of Pointward shares into common stock shares of XESP under this Agreement, each Shareholder hereby represents and warrants to the Company as follows:

a.	The Shareholder is acquiring and will hold the XESP Common Stock for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

b.	The Shareholder understands that the XESP Common Stock issued under this Agreement have not been registered under the Securities Act by reason of a specific exemption therefrom and that the XESP Common Stock must be held indefinitely, unless their sale or other transfer is subsequently registered under the Securities Act or the Shareholder obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Shareholder further acknowledges and understands that the Company is under no obligation to register the XESP Common Stock.

c.	The Shareholder is aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction,” and that the amount of securities being sold during any three-month period not exceed specified limitations. The Shareholder acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied as of the Merger Date and that the Surviving Corporation is not required to take action to satisfy any such conditions.

d.	The Shareholder will not sell, transfer or otherwise dispose of the XESP Common Stock acquired under this Agreement in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Shareholder agrees that he or she will not dispose of the XESP Common Stock acquired under this Agreement unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of the XESP Common Stock and he or she has provided the Surviving Corporation with written assurances, in substance and form satisfactory to the Surviving Corporation, that (A) the proposed disposition does not require registration of the XESP Common Stock under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the XESP Common Stock under applicable state law.

e.	The Shareholder has received and has had access to such information as he or she considers necessary or appropriate for deciding whether to invest in the XESP Common Stock, and the Shareholder has had an opportunity to ask questions and receive answers from the management of the Surviving Corporation regarding the terms and conditions of the issuance of the XESP Common Stock.

f.	The Shareholder is aware that his or her investment in the Surviving Corporation is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Shareholder is able, without impairing his or her financial condition, to hold the XESP Common Stock for an indefinite period and to suffer a complete loss of his or her investment in the XESP Common Stock.

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g.	The Shareholder acknowledges that regardless of whether the offer and sale of the XESP Common Stock have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Surviving Corporation at its discretion may impose restrictions upon the sale, pledge or other transfer of the XESP Common Stock (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop transfer instructions) and may refuse (or may be required to refuse) to transfer XESP Common Stock acquired hereunder (or XESP Common Stock proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

h.	The Shareholder acknowledges that the Surviving Corporation shall not be required to (i) transfer on its books any XESP Common Stock that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of XESP Common Stock shares, or otherwise to accord voting, dividend or liquidation rights to, any subsequent transferee to whom XESP Common Stock have been transferred in contravention of this Agreement.

17. Representations and Warranties of XESP. XESP represents and warrants as follows:

(i) Corporate Status. XESP is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

(ii) Capitalization. The authorized capital stock of XESP consists of 100,000,000 shares of Common Stock, $.0001 par value per share, of which 11,416,001 shares are issued and outstanding, all fully paid and nonassessable and 1,000 shares of Series A Preferred Stock, of which 1,000 shares are issued and outstanding, all fully paid and nonassessable.

(iii) Subsidiaries. XESP has no subsidiaries.

(iv) Public Company. XESP is a reporting company pursuant to Section 12 of the Securities Exchange Act of 1934.

(v) Public Filings. XESP has filed all reports required to be filed by it under Section 13 of the Securities Exchange Act of 1934.

(vi) Financial Statements. The financial statements of XESP as of July 31, 2023 or such other period as acceptable to Pointward (“XESP’s Financial Statements”) furnished to Pointward are correct and fairly present the financial condition of XESP as of the dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied.

(vii) Undisclosed Liabilities. XESP had no liabilities of any nature except to the extent reflected or reserved against in XESP’s Financial Statements, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and XESP's accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefor in XESP's Financial Statements.

(viii) Absence of Material Changes. Between the date of XESP’s Financial Statements and the date of this Agreement, there have not been, except as set forth in a list certified by the CEO of XESP and delivered to Pointward, (1) any changes in XESP's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to XESP's property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of XESP's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees.

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(ix) Litigation. There is no litigation or proceeding pending, or to XESP’s knowledge threatened, against or relating to XESP, its properties or business, except as documented and delivered by an executive of XESP to Pointward.

(x) Contracts. XESP is not a party to any material contract other than those in the normal course of business or otherwise disclosed to Pointward.

(xi) No Violation. Execution of this Agreement and performance by XESP hereunder has been duly authorized by all requisite corporate action on the part of XESP, and this Agreement constitutes a valid and binding obligation of XESP, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of XESP is Subject or by which XESP is bound.

(xii) Title to Property. XESP has good and marketable title to all properties and assets, real and personal, reflected in XESP's Financial Statements, except as sold or otherwise disposed of in the ordinary course of business, and XESP's properties and assets are Subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists.

(xiii) Corporate Authority. XESP has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.

(xiv)Confidentiality. Until the Closing (and permanently if there is no Closing), XESP and its representatives will keep confidential any information which they obtain from Pointward concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, XESP will return to Pointward all written matter with respect to XESP obtained by it in connection with the negotiation or consummation of this Agreement.

18. Legends. All certificates evidencing the XESP Common Stock acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any State in connection with the issuance of XESP Common Stock acquired under this Agreement, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

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19. Closing.

(i) The transfers and deliveries to be made pursuant to this Agreement (the "Closing") shall be made by and take place at the offices of XESP or other location designated by the Constituent Corporations without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

(ii) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

20. Conduct Pending the Closing. XESP and Pointward covenant that between the date of this Agreement and the Closing as to each of them:

(i) No change will be made in the charter documents, by-laws, or other corporate documents of Pointward or XESP.

(ii) Pointward and XESP will each use their best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

(iii) None of the shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the shares owned by them.

21. Termination. This Agreement may be terminated (1) by mutual consent in writing; (2) by either XESP or Pointward if there has been a material misrepresentation or material breach of any warranty or covenant by any other party; or (3) by Pointward if the Closing shall not have taken place by the date stated, unless adjourned to a later date by mutual consent.

22. Arbitration

Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association.

Covenant To Arbitrate. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

23. General Provisions

(i) Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

(ii) Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

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(iii) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to Electronic Servitor Publication Network, Inc., to

Attn: Thomas Spruce, COO

Electronic Servitor Publication Network, Inc.

400 1st Ave N., Ste. 100

Minneapolis, MN 55401

If to Pointward Inc., to

Peter Hager, CEO

Pointward Inc.

400 1st Ave. N., Ste. 100

Minneapolis, MN 55401

(iv) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

(v) Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

(vi) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

(vii) Effective Date. This effective date of this Agreement shall be ______________, 2023.

* * *

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SIGNATURES

IN WITNESS WHEREOF, the parties have executed this Agreement.

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

By __________________________________________

Thomas Spruce, Chief Operating Officer

POINTWARD INC.

By __________________________________________

Peter Hager, Chief Executive Officer

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EXHIBIT A

SHAREHOLDER SIGNATURE PAGES TO

AGREEMENT AND PLAN OF MERGER

BETWEEN

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC. AND

POINTWARD INC.

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SHAREHOLDER SIGNATURE PAGE TO

AGREEMENT AND PLAN OF MERGER

BETWEEN

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC. AND

POINTWARD INC.

By execution below, the undersigned Shareholders of Pointward Inc. acknowledge that each such Shareholder has read and consents to the Agreement and Plan of Merger between Electronic Servitor Publication Network Inc. and Pointward Inc. (the “Merger”). Each undersigned Shareholder acknowledges that pursuant to the Merger, the Shareholders of Pointward Inc. will become shareholders of Electronic Servitor Publication Network Inc. thereof with any resultant rights, obligations, debts or assets ascribed to such shareholders.

Signature	Pointward Inc. Shares held	Total Number of Electronic Servitor Publication Network Inc. Common Stock to be Issued

By:
Printed name:

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APPENDIX III

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

2023 EQUITY INCENTIVE PLAN

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ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

2023 EQUITY INCENTIVE PLAN

(Effective as of September 22, 2023)

SECTION 1. Introduction. The purposes of the Plan are:

•	to attract and retain the best available team for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors, and Consultants, and

•	to enhance the visibility of the Company in the industry and promote the success of the Company’s business, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units. Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in the Plan or any related Award Agreement.

SECTION 2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means (i) any entity other than a Subsidiary (if the Company and/or one or more Subsidiaries own not less than 50% of such entity), (ii) any entity owned or controlled by an officer or Director of the Company, and (iii) any person that directly, or indirectly through one or more intermediaries, controls the Company as defined in Rule 405 of the Securities Act.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units under the Plan.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company, as constituted from time to time.

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(g) “Cashless Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law in which payment may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

(h) “Cause” means, except as may otherwise be provided in a Participant’s employment agreement, Consultant’s agreement, or Award Agreement (and in such case the employment agreement, Consultant’s agreement, or Award Agreement shall govern as to the definition of Cause), the occurrence of any one or more of the following: (i) dishonesty, incompetence or gross negligence in the discharge of Participant’s duties; (ii) theft, embezzlement, fraud, breach of confidentiality, or unauthorized disclosure or use of inside information, software, customer and employee lists, trade secrets or other Company proprietary information; (iii) willful material violation of any law, rule, or regulation of any governing authority that results in a violation of the Company’s policies or procedures; (iv) material breach of any agreement with the Company; (v) intentional conduct which is injurious to the reputation, business or assets of the Company; (vi) solicitation of the Company’s agents or staff members to work for any other business entity; and/or (vii) any other act or omission by a Participant that, in the opinion of the Board, could reasonably be expected to materially adversely affect the Company’s or an Affiliate’s business, financial condition, prospects, and/or reputation. In accordance with the foregoing, the Board shall make determinations of Cause and the Board’s determination shall be conclusive and binding.

(i) “Change in Control” means the consummation of any one or more of the following events:

(a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities (“Voting Securities”); or

(b) a merger or consolidation of the Company with any other corporation (or other entity), other than: (i) a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) a merger or consolidation affected to implement a recapitalization of the Company (or similar transaction) in which no persons acquires more than 20% of the combined voting power of the Company’s then outstanding Voting Securitas; or (iii) a merger or consolidation which would result in the directors of the Company (who were directors immediately prior thereto) continuing to constitute at least 50% of all directors of the Company (who were directors immediately prior thereto) continuing to constitute at least 50% of all directors of the surviving entity after such merger or consolidation. The term, “surviving entity” shall mean only an entity in which the Company’s stockholders immediately before such merger or consolidation (determined without taking into account any stockholders properly exercising appraisal or similar rights) becoming stockholders by the terms of such merger or consolidation, and the phrase (directors of the Company) who were directors immediately prior thereto)” shall include only individuals who were directors of the Company at the beginning of the 24 consecutive month period preceding the date of such merger consolidation.

(c) the consummation of a complete liquidation or sale or disposition of all or substantially all of the Company’s assets; or

(d) During any period of 24 consecutive months, individuals, who at the beginning of such period constitute the Board, and any new director whose election by the Board, or whose nomination for election by the Company’s stockholders, was approved by a vote of at least one-half (1/2) of the directors then in office (other than in connection with a contested election), cease for any reason to constitute at least a majority of the Board.

A transaction will not be deemed a Change in Control if the acquirer is an Affiliate of the Company. For the avoidance of doubt, a transaction will not constitute a Change of Control if: (i) an Affiliate cancels its securities of the Company triggering a person to become the beneficial owner of 50% or more of the Voting Securities; (ii) if an Affiliate is appointed to the Board or replaces a member of the Board; or (iii) if the Company disposes of all or substantially all of the Company’s assets in a transaction whereby the Company purchases the assets of an Affiliate. This list is not exhaustive.

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Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(k) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(l) “Common Stock” means the Company’s common stock.

(m) “Company” means Electronic Servitor Publication Network Inc., a Delaware corporation, or any successor thereto.

(n) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities.

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q) “Employee” means any person, including officers and Directors, employed by the Company or any Parent, Subsidiary or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

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(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(a) If the Common Stock is traded over-the-counter or listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and such determination shall be conclusive and binding on all Persons.

(u) “Fiscal Year” means the Company’s fiscal year.

(v) “Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(w) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(x) “Option” means a stock option granted pursuant to the Plan.

(y) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Goal” means an objective formula or standard determined by the Board with respect to each Performance Period utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Board: (i) operating income, operating cash flow and operating expense; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales; (vii) revenue; (viii) profits before interest and taxes; (ix) expenses; (x) cost of goods sold; (xi) profit/loss or profit margin; (xii) working capital; (xiii) return on capital, equity or assets; (xiv) earnings per share; (xv) economic value added; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) write-offs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) operations; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) manufacturing, production or inventory; (xxix) mergers and acquisitions or divestitures; (xxx) financings; (xxxi) customer satisfaction; (xxxii) total shareholder return; and/or (xxxiii) any other performance factor selected by the Board, each with respect to the Company and/or one or more of its affiliates or operating units.

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(bb) “Performance Period” means any period not exceeding thirty-six (36) months as determined by the Board, in its sole discretion. The Board may establish different Performance Periods for different Participants, and the Board may establish concurrent or overlapping Performance Periods.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Award Agreement.

(dd) “Plan” means this Electronic Servitor Publication Network Inc. 2023 Equity Incentive Plan, as it may be amended from time to time.

(ee) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ff) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg) “Section 16 Persons” means those officers, directors or 10-Percent Shareholders who are subject to Section 16 of the Exchange Act.

(hh) “Securities Act” means the Securities Act of 1933, as amended.

(ii) “Service” means service as an Employee, Director or Consultant. A Participant’s Service does not terminate when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, a common-law employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Board determines which leave count toward Service, and when Service terminates for all purposes under the Plan. Further, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary or Affiliate); provided that there is no interruptions or other termination of Service.

(jj) “Service Provider” means an Employee, Director or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(nn) “10-Percent Shareholder” means an individual who owns more than 10% of the total voting power of all clauses of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

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SECTION 3.         Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 30,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c) Share Reserve. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

SECTION 4.         Administration of the Plan.

(a) Procedure.

(a) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(b) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a) to determine the Fair Market Value;

(b) to select the Service Providers to whom Awards may be granted hereunder;

(c) to determine the number of Shares to be covered by each Award granted hereunder;

(d) to issue Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act;

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(e) to approve forms of Award Agreements for use under the Plan;

(f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(g) to institute and determine the terms and conditions of an Exchange Program;

(h) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(i) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(j) to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(k) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(l) to authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Award previously granted by the Administrator;

(m) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(n) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

SECTION 5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

SECTION 6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

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(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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(f) Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding, if applicable). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and their spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise their Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to their entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise their Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(c) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise their Option within twelve (12) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to their entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise their Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(d) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within twelve (12) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to their entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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SECTION 7.          Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

SECTION 8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. Shares of Restricted Stock may, however, be transferred to a trust.

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(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

SECTION 9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

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SECTION 10. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

SECTION 11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

SECTION 12. Limited Transferability of Awards.

(a) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

(b) Further, after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

SECTION 13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Applicable Law to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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SECTION 14. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, any amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligations) required to be withheld with respect to such Award (or exercise thereof), if applicable.

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

SECTION 15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

SECTION 16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

SECTION 17. Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

SECTION 18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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SECTION 19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

SECTION 21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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APPENDIX IV

FIRST AMENDED AND RESTATED BY-LAWS

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ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

FIRST AMENDED AND RESTATED

By-Laws

Article I

The Stockholders

Section 1.1. Annual Meeting. The annual meeting of the stockholders of Electronic Servitor Publication Network Inc. (the "Corporation") shall be held annually on a date and at a time and via a format (in person, conference call, video conference, etc.) designated by the Board of Directors and stated in the notice of the meeting, for the election of directors and for the transaction of such other business as may come before the meeting.

Section 1.2. Special Meetings. A special meeting of the stockholders may be called at any time by the written resolution or request of two-thirds or more of the members of the Board of Directors, the president, or any executive vice president and shall be called upon the written request of the holders of two-thirds or more in amount, of each class or series of the capital stock of the Corporation entitled to vote at such meeting on the matters(s) that are the subject of the proposed meeting, such written request in each case to specify the purpose or purposes for which such meeting shall be called, and with respect to stockholder proposals, shall further comply with the requirements of this Article.

Section 1.3. Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, stating the date, hour and place where it is to be held, shall be served either personally, by mail, or by electronic transmission, not less than fifteen nor more than sixty days before the meeting, upon each stockholder of record entitled to vote at such meeting, and to any other stockholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their stock, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid, and if by electronic transmission, upon transmission receipt confirmation, and shall be directed to each such stockholder at his address, as it appears on the records of the stockholders of the Corporation, unless he shall have previously filed with the secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

Section 1.4. Fixing Date of Record. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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(b)    In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting (to the extent that such action by written consent is permitted by law, the Certificate of Incorporation or these By-Laws), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted.by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in its state of incorporation, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by band or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.5. Inspectors. At each meeting of the stockholders, the polls shall be opened and closed, and the proxies and ballots shall be received and be taken in charge. All questions touching on the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by one or more inspectors. Such inspectors shall be appointed by the Board of Directors before or at the meeting, or if no such appointment shall have been made, then by the presiding officer at the meeting. If for any reason any of the inspectors previously appointed shall fail to attend or refuse or be unable to serve, inspectors in place of any so failing to attend or refusing or unable to serve shall be appointed in like manner.

Section 1.6. Quorum. At any meeting of the stockholders, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number shall be required by law, and, in that case, the representation of the number so required shall constitute a quorum.

If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed in accordance with these By-Laws for an annual or special meeting, a majority in interest of the stockholders present in person or by proxy may adjourn, from time to time, without notice other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 1.7. Business. The chairman of the Board, if any, the president, or in bis absence the vice-chairman, if any, or an executive vice president, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided, however, that the Board of Directors or executive committee may appoint any stockholder to act as chairman of any meeting in the absence of the chairman of the Board. The secretary of the Corporation shall act as secretary at all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

Section 1.8. Stockholder Proposals. No proposal by a stockholder shall be presented for vote at a special or annual meeting of stockholders unless such stockholder shall, not later than the close of business on the fifth day following the date on which notice of the meeting is first given to stockholders, provide the Board of Directors or the secretary of the Corporation with written notice of intention to present a proposal for action at the forthcoming meeting of stockholders, which notice shall include the name and address of such stockholder, the number of voting securities that he holds of record and that be holds beneficially, the text of the proposal to be presented to the meeting and a statement in support of the proposal.

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Any stockholder who was a stockholder of record on the applicable record date may make any other proposal at an annual meeting or special meeting of stockholders and the same may be discussed and considered, but unless stated in writing and filed with the Board of Directors or the secretary prior to the date set forth herein above, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the stockholders taking place sixty days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees, but in connection with such reports, no new business proposed by a stockholder, ill@ stockholder, shall be acted upon at such annual meeting unless stated and filed as herein provided.

Notwithstanding any other provision of these By-Laws, the Corporation shall be under no obligation to include any stockholder proposal in its proxy statement materials or otherwise present any such proposal to stockholders at a special or annual meeting of stockholders if the Board of Directors reasonably believes the proponents thereof have not complied with Sections I 3 or 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder; nor shall the Corporation be required to include any stockholder proposal not required to be included in its proxy materials to stockholders in accordance with any such section, rule or regulation.

Section 1.9. Proxies. At all meetings of stockholders, a stockholder entitled to vote may vote either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 1.10. Voting by Ballot. The votes for directors, and upon the demand of any stockholder or when required by law, the votes upon any question before the meeting, shall be by ballot.

Section 1.11. Voting Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.12. Place of Meeting. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or any special meeting called by the Board of Directors. If no designation is made or if a special meeting is otherwise called, the place of meeting shall be the principal office of the Corporation.

Section 1.13. Voting of Stock of Certain Holders. Shares of capital stock of the Corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or in the absence of such provision, as the board of directors of such corporation may determine.

Shares of capital stock of the Corporation standing in the name of a deceased person, a minor ward or an incompetent person may be voted by his administrator, executor, court-appointed guardian or conservator, either in person or by proxy, without a transfer of such stock into the name of such administrator, executor, court-appointed guardian or conservator. Shares of capital stock of the Corporation standing in the name of a trustee may be voted by him, either in person or by proxy.

Shares of capital stock of the Corporation standing in the name of a receiver may be voted, either in person or by proxy, by such receiver, and stock held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in any appropriate order of the court by which such receiver was appointed.

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A stockholder whose stock is pledged shall be entitled to vote such stock, either in person or by proxy, until the stock has been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote, either in person or by proxy, the stock so transferred.

Shares of its own capital stock belonging to this Corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding stock at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding stock at any given time.

Article II

Board of Directors

Section 2.1. General Powers. The business, affairs, and the property of the Corporation shall be managed and controlled by the Board of Directors (the "Board"), and, except as otherwise expressly provided by law, the Certificate of Incorporation, or these By-Laws, all of the powers of the Corporation shall be vested in the Board.

Section 2.2. Number of Directors. The number of directors which shall constitute the whole Board shall be not fewer than one nor more than five. Within the limits above specified, the number of directors shall be determined by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office.

Section 2.3. Election, Term and Removal. Directors shall be elected at the annual meeting of stockholders to succeed those directors whose terms have expired. Each director shall hold office for the term for which elected and until bis or her successor shall be elected and qualified. Directors need not be stockholders. A director may be removed from office at a meeting expressly called for that purpose by the vote of not less than a majority of the outstanding capital stock entitled to vote at an election of directors.

Section 2.4. Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum; except that vacancies resulting from removal from office by a vote of the stockholders may be filled by the stockholders at the same meeting at which such removal occurs provided that the holders of not less than a majority of the outstanding capital stock of the Corporation (assessed upon the basis of votes and not on the basis of number of shares) entitled to vote for the election of directors, voting together as a single class, shall vote for each replacement director. All directors elected to fill vacancies shall bold office for a term expiring at the time of the next annual meeting of stockholders and upon election and qualification of his successor. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

Section 2.5. Resignations. Any director of the Corporation may resign at any time by giving written notice to the president or to the secretary of the Corporation. The resignation of any director shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 2.6. Place of Meetings, etc. The Board of Directors may bold its meetings, and may have an office and keep the books of the Corporation (except as otherwise may be provided for by law), in such place or places in or outside the state of incorporation as the Board from time to time may determine.

Section 2.7. Regular Meetings. Regular meetings of the Board of Directors shall be held as soon as practicable after adjournment of the annual meeting of stockholders at such time and place as the Board of Directors may fix. No notice shall be required for any such regular meeting of the Board.

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Section 2.8. Special Meetings. Special meetings of the Board of Directors shall be held at places and times fixed by resolution of the Board of Directors, or upon call of the chairman of the Board, if any, or vice-chairman of the Board, if any, the president, an executive vice president or two-thirds of the directors then in office.

The secretary or officer performing the secretary's duties shall give not less than twenty-four hours' notice by letter, email, text, or telephone (or in person) of all special meetings of the Board of Directors, provided that notice need not given of the annual meeting or of regular meetings held at times and places fixed by resolution of the Board. Meetings may be held at any time without notice if all of the directors are present, or if those not present waive notice in writing either before or after the meeting. The notice of meetings of the Board need not state the purpose of the meeting.

Section 2.9. Participation by Conference Telephone. Members of the Board of Directors of the Corporation, or any committee thereof, may participate in a regular or special or any other meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can bear each other, and such participation shall constitute presence in person at such meeting.

Section 2.10. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if prior or subsequent to such action all the members of the Board or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

Section 2.11. Quorum. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business; but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn the meeting from time to time.

Section 2.12. Business. Business shall be transacted at meetings of the Board of Directors in such order as the Board may determine. At all meetings of the Board of Directors, the chairman of tbe Board, if any, the president, or in his absence the vice-chairman, if any, or an executive vice president, in the order named, shall preside.

Section 2.13. Interest of Directors in Contracts. (a) No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation's directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

(l)	The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2)	The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3)	The contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified, by the Board of Directors, a committee of the Board of Directors or the stockholders.

(b)       Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

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Section 2.14. Compensation of Directors. Each director of the Corporation who is not a salaried officer or employee of the Corporation, or of a subsidiary of the Corporation, shall receive such allowances for serving as a director and such fees for attendance at meetings of the Board of Directors or the executive committee or any other committee appointed by the Board as the Board may from time to time determine.

Section 2.15. Loans to Officers or Employees. The Board of Directors may lend money to, guarantee any obligation of, or otherwise assist, any officer or other employee of the Corporation or of any subsidiary, whether or not such officer or employee is also a director of the Corporation, whenever, in the judgment of the directors, such loan, guarantee, or assistance may reasonably be expected to benefit the Corporation; provided, however, that any such loan, guarantee, or other assistance given to an officer or employee who is also a director of the Corporation must be authorized by a majority of the entire Board of Directors. Any such loan, guarantee, or other assistance may be made with or without interest and may be unsecured or secured in such manner as the Board of Directors shall approve, including, but not limited to, a pledge of shares of the Corporation, and may be made upon such other terms and conditions as the Board of Directors may determine.

Section 2.16. Nomination. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations bas been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on the last day of the eighth month after the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a bolder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and; (e) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Article III

Committees

Section 3.1. Committees. The Board of Directors, by resolution adopted by a majority of the number of directors then fixed by these By-Laws or resolution thereto, may establish such standing or special committees of the Board as it may deem advisable, and the members, terms, and authority of such committees shall be set forth in the resolutions establishing such committee.

Section 3.2. Executive Committee Number and Term of Office. The Board of Directors may, at any meeting, by majority vote of the Board of Directors, elect from the directors an executive committee. The executive committee shall consist of such number of members as may be fixed from time to time by resolution of the Board of Directors. The Board of Directors may designate a chairman of the committee who shall preside at all meetings thereof, and the committee shall designate a member thereof to preside in the absence of the chairman.

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Section 3.3. Executive Committee Powers. The executive committee may, while the Board of Directors is not in session, exercise all or any of the powers of the Board of Directors in all cases in which specific directions shall not have been given by the Board of Directors; except that the executive committee shall not have the power or authority of the Board of Directors to (i) amend the Certificate of Incorporation or the By-Laws of the Corporation, (ii) fill vacancies on the Board of Directors, (iii) adopt an agreement or certification of ownership, merger or consolidation, (iv) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or a dissolution of the Corporation or a revocation of a dissolution, (v) declare a dividend, or (vi) authorize the issuance of stock.

Section 3.4. Executive Committee Meetings. Regular and special meetings of the executive committee may be called and held subject to the same requirements with respect to time, place and notice as are specified in these By Laws for regular and special meetings of the Board of Directors. Special meetings of the executive committee may be called by any member thereof. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special or regular meeting of the executive meeting if a quorum is present. At any meeting at which every member of the executive committee shall be present, in person or by telephone, even though without any notice, any business may be transacted. All action by the executive committee shall be reported to the Board of Directors at its meeting next succeeding such action.

The executive committee shalt fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Board of Directors, but in every case the presence of a majority of the total number of members of the executive committee shall be necessary to constitute a quorum. In every case, the affirmative vote of a quorum shall be necessary for the adoption of any resolution.

Section 3.5. Executive Committee Vacancies. The Board of Directors, by majority vote of the Board of Directors then in office, shall fill vacancies in the executive committee by election from the directors.

Article IV

The Officers

Section 4.1. Number and Term of Office. The officers of the Corporation shall consist of, as the Board of Directors may determine and appoint from time to time, a chief executive officer, a president, a chief operating officer, a chief financial officer, a secretary, a treasurer, a controller, and/or such other officers as may from time to time be elected or appointed by the Board of Directors, including such additional officers and vice-presidents with such designations, if any, as may be determined by the Board of Directors and such assistant secretaries and assistant treasurers. In addition, the Board of Directors may elect a chairman of the Board and may also elect a vice-chairman as officers of the Corporation. Any two or more offices may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except as may be required by law.

The officers of the Corporation shall be elected or appointed from time to time by the Board of Directors. Each officer shall bold office until his successor shall have been duly elected or appointed or until his death or until he shall resign or shall have been removed by the Board of Directors.

Each of the salaried officers of the Corporation shall devote his entire time, skill, and energy to the business of the Corporation, unless the contrary is expressly consented to by the Board of Directors or the executive committee.

Section 4.2. Removal. Any officer may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby.

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Section 4.3. The Chairman of the Board. The chairman of the Board, if any, shall preside at all meetings of stockholders and of the Board of Directors and shall have such other authority and perform such other duties as are prescribed by law, by these By-Laws and by the Board of Directors. The Board of Directors may designate the chairman of the Board as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the Board of Directors for the chief executive officer.

Section 4.4. The Vice-Chairman. The vice-chairman, if any, shall have such authority and perform such other duties as are prescribed by these By-Laws and by the Board of Directors. In the absence or inability to act of the chairman of the Board and the president, he shall preside at the meetings of the stockholders and of the Board of Directors and shall have and exercise all of the powers and duties of the chairman of the Board. The Board of Directors may designate the vice-chairman as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the Board of Directors for the chief executive officer.

Section 4.5. The President. The president shall I have such authority and perform such duties as are prescribed by law, by these By-Laws, by the Board of Directors and by the chief executive officer (if the president is not the chief executive officer). The president, if there is no chairman of the Board, or in the absence or the inability to act of the chairman of the Board, shall preside at all meetings of stockholders and of the Board of Directors. Unless the Board of Directors designates the chairman of the Board or the vice-chairman as chief executive officer, the president shall be the chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the Board of Directors for the chief executive officer.

Section 4.6. The Chief Executive Officer. Unless the Board of Directors designates the chairman of the Board or the vice-chairman as chief executive officer, the president shall be the chief executive officer. The chief executive officer of the Corporation shall have, subject to the supervision and direction of the Board of Directors, general supervision of the business, property and affairs of the Corporation, including the power to appoint and discharge agents and employees, and the powers vested in him by the Board of Directors, by law or by these By-Laws or which usually attach or pertain to such office.

Section 4.7. Chief Operations Officer. In the absence of the chairman of the Board, if any, the president and the vice-chairman, if any, or in the event of their inability or refusal to act, the chief operations officer shall perform the duties of the chairman of the Board, of the president and of the vice-chairman, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman of the Board, the president and the vice-chairman. The chief operation officer may sign, with the secretary or an authorized assistant secretary, certificates for stock of the Corporation and shall perform such other duties as from time to time may be assigned to him by the chairman of the Board, the chief executive officer, the president, the vice-chairman, the Board of Directors or these By-Laws.

Section 4.8. The Chief Financial Officer. The chief financial officer shall perform such duties as may be assigned to them from time to time by the chairman of the Board, the chief executive officer, the president, the vice-chairman, the Board of Directors, or these By-Laws. The position oversees the financial, accounting, and treasury functions and may also oversee human resources functions and ensures that the departments are being managed to the highest standards,

Section 4.9. The Vice-Presidents. The vice-presidents, if any, shall perform such duties as may be assigned to them from time to time by the chairman of the Board, the chief executive officer, the president, the chief operation officer, the chief financial officer, the vice-chairman, the Board of Directors, or these By-Laws.

Section 4.10. The Treasurer. Subject to the direction of the chief executive officer, the chief financial officer, and the Board of Directors, the treasurer shall have charge and custody of all the funds and securities of the Corporation; when necessary or proper he shall endorse for collection, or cause to be endorsed, on behalf of the Corporation, checks, notes and other obligations, and shall cause the deposit of the same to the credit of the Corporation in such bank or banks or depositary as the Board of Directors may designate or as the Board of Directors by resolution may authorize; he shall sign all receipts and vouchers for payments made to the Corporation other than routine receipts and vouchers, the signing of which he may delegate; he shall sign all checks made by the Corporation (provided, however, that the Board of Directors may authorize and prescribe by resolution the manner in which checks drawn on banks or depositories shall be signed, including the use of facsimile signatures, and the manner in which officers, agents or employees shall be authorized to sign); unless otherwise provided by resolution of the Board of Directors, he shall sign with an officer-director all bills of exchange and promissory notes of the Corporation; whenever required by the Board of Directors, he shall render a statement of his cash account; he shall enter regularly full and accurate account of the Corporation in books of the Corporation to be kept by him for that purpose; he shall, at all reasonable times, exhibit his books and accounts to any director of the Corporation upon application at his office during business hours; and he shall perform all acts incident to the position of treasurer. If required by the Board of Directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such sure ties as the Board of Directors may require.

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Section 4.11. The Secretary. The secretary shall keep the minutes of all meetings of the Board of Directors, the minutes of all meetings of the stockholders and (unless otherwise directed by the Board of Directors) the minutes of all committees, in books provided for that purpose; he shall attend to the giving and serving of all notices of the Corporation; he may sign with an officer-director or any other duly authorized person, in the name of the Corporation, all contracts authorized by the Board of Directors or by the executive committee, and, when so ordered by the Board of Directors or the executive committee, he shall affix the seal of the Corporation thereto; he may sign with the president or an executive vice-president all certificates of shares of the capital stock; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or the executive committee may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the secretary's office during business hours; and he shall in general perform all the duties incident to the office of the secretary, subject to the control of the chief executive officer and the Board of Directors.

Section 4.12. The Controller. The controller shall be the accounting officer of the Corporation. Subject to the supervision of the Board of Directors, the chief executive officer and the chief financial officer, the controller shall provide for and maintain adequate records of all assets, liabilities, and transactions of the Corporation, shall see that accurate audits of the Corporation's affairs are currently and adequately made and shall perform such other duties as from time to time may be assigned to him.

Section 4.13. The Assistant Treasurers and Assistant Secretaries. The assistant treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors may determine. The assistant secretaries as thereunto authorized by the Board of Directors may sign with the chairman of the Board, the president, or the vice-chairman, certificates for stock of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers and assistant secretaries, in general, shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or chief executive officer, the chief operating officer, the chief financial officer, the Board of Directors, or these By-Laws.

Section 4.14. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

Section 4.15. Voting upon stocks. Unless otherwise ordered by the Board of Directors or by the executive committee, any officer, director or any person or persons appointed in writing by any of them, shall have full power and authority in behalf of the Corporation to attend and to act and to vote at any meetings of stockholders of any corporation in which the Corporation may hold stock, and at any such meeting shall possess and may exercise any and all the rights and powers incident to the ownership of such stock, and which, as the owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors may confer.like powers upon any other person or persons.

Article V

Contracts and Loans

Section 5.1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 5.2. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

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Article VI

Certificates for Stock and Their Transfer

Section 6.1. Certificates for Stock. Certificates representing stock of the Corporation shall be in such form as may be determined by the Board of Directors. Such certificates shall be signed by the chairman of the Board, the president, the vice-chairman and/or by the secretary or an authorized assistant secretary and shall be sealed with the seal of the Corporation. The seal may be a facsimile. If a stock certificate is countersigned (i) by a transfer agent other than the Corporation or its employee, or (ii) by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In the event that any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. All certificates for stock shall be consecutively numbered or otherwise identified. The name of the person to whom the shares of stock represented thereby are issued, with the number of shares of stock and date of issue, shall be entered on the books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares of stock shall I have been surrendered and canceled, except that, in the event of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 6.2. Transfers of Stock. Transfers of stock of the Corporation shall be made only on the books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by bis attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the Corporation, and on surrender for cancellation of the certificate for such stock. The person in whose name stock stands on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

Article VII

Fiscal Year

Section 7.1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January in each year and end on the last day of December in each year.

Article VIII

Seal

Section 8.1. Seal. The Board of Directors shall approve a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation.

Article IX

Waiver of Notice

Section 9.1. Waiver of Notice. Whenever any notice is required to be given under the provisions of these By-Laws or under the provisions of the Certificate of Incorporation or under the provisions of the corporation law of the state of incorporation, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of any person at a meeting for which any notice is required to be given under the provisions of these By-Laws, the Certificate of Incorporation or the corporation law of the state of incorporation shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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Article X

Amendments

Section 10.1. Amendments. These By-Laws may be altered, amended or repealed and new By-Laws may be adopted at any meeting of the Board of Directors of the Corporation by the affirmative vote of a majority of the members of the Board, or by the affirmative vote of a majority of the outstanding capital stock of the Corporation (assessed upon the basis of votes and not on the basis of number of shares) entitled to vote generally in the election of directors, voting together as a single class.

Article XI

Indemnification

Section 11.1. Indemnification. The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 11.1., a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

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APPENDIX V

ANNUAL REPORT ON FORM 10-K

OF

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

FOR THE YEAR ENDING DECEMBER 31, 2022

69

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended: December 31, 2022

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____________ to ___________________

Commission File No. 000-55740

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

(FORMERLY CANNASSIST INTERNATIONAL CORP.)

(Exact name of registrant as specified in its charter)

Delaware	82-1873116
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

400 1ST AVE N., STE. 100

MINNEAPOLIS MN 55401

(Address of principal executive offices)

Issuer’s telephone number: (833) 991-0800

Securities Registered pursuant to Section 12(b) of the Act: None

Securities Registered pursuant to Section 12(g) of the Exchange Act: Common Stock, $.0001 par value per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements.  ☐

Indicate by check mark whether any of those error corrections are restatements that require a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10(D)-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

The aggregate market value of the voting stock held by non-affiliates of the registrant as of March 24, 2023 was approximately $368,925.05 based upon the closing price of the registrant’s Common Stock on the OTCQB Venture Market on that date.

At March 24, 2023, there were 21,416,001 shares of the registrant’s common stock issued and outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

None.

Throughout this report, unless otherwise designated, the terms “we,” “us,” “our,” “the Company,” “our company” and “XESP” refer to Electronic Servitor Publication Network Inc. All amounts in this report are in U.S. Dollars, unless otherwise indicated.

FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains “forward-looking statements.” The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements are based on our management’s expectations and assumptions about future events as of the date of this Annual Report on Form 10-K, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements include statements about our expectations, beliefs or intentions regarding our product offerings, business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These forward-looking statements are only predictions and reflect our views as of the date they are made with respect to future events and financial performance. We undertake no obligation to update, and we do not have a policy of updating or revising, these forward-looking statements.

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PART I

ITEM 1. BUSINESS.

THE BUSINESS

Corporate History and General Information

Electronic Servitor Publication Network Inc. (formerly CannAssist International Corp.) was incorporated on May 17, 2017, under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

The Company's corporate offices are located at 400 1ST Ave N., Ste. 100, Minneapolis, MN 55401. The Company's email website is www.xespn.com. The Company’s telephone number is (833) 991-0800.

The Company’s common stock trades on the OTCQB Venture Market under the stock ticker symbol XESP.

Background

Although the Company is no longer classified as a development-stage company, it has limited operating history and is expected to experience losses in the near term. The Company’s independent auditors have issued a report raising substantial doubt about the Company’s ability to continue as a going concern.

Technology License Agreement with Phitech Management, LLC

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, the Company entered into a Technology License Agreement dated July 23, 2021 (the “License Agreement”) with Phitech Management, LLC, an affiliate of the Company (“Licensor”), whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”) at Closing (as defined in the License Agreement, which is incorporated herein by reference). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

On October 9, 2021, the Closing of the Technology License Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Technology License Agreement attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 18, 2022 and incorporated herein by reference) occurred whereby the Licensor was authorized to be issued 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share, and, in exchange, the Company received the License to the Technology.

Spin-Off Agreement

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, the Company and Mark Palumbo entered into a Spin-Off Agreement dated July 23, 2021 (the “Spin-Off Agreement”) whereby, at the Closing (as defined in the Spin-Off Agreement, which is incorporated by reference), the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as a condition of the Change-in-Control of the Company (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

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On October 9, 2021, the Closing of the Spin-Off Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Spin-Off Agreement attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 18, 2022 and incorporated herein by reference) occurred whereby 100% of the issued and outstanding membership units of Xceptor LLC was transferred to Mark Palumbo along with the assets and liabilities associated with the prior business.

Changes to the Business in 2022

Electronic Servitor Publication Network Inc. is a managed services company providing digital activation and engagement solutions to established and developing companies that seek to optimize their digital customer engagement strategies. The Company's managed services are powered by a proven, proprietary tech stack - the Digital Engagement Engine (or DE²). This technology provides intelligent interaction management, dynamic content provisioning, and a logic-driven workflow which creates digital experiences that accelerate an audience from awareness to action, no matter what programs and processes that the client already has in place.

Suppliers, Distributors and Other Strategic Partners

We currently license our technology from PhiTech Management LLC, an entity which is an affiliate of the Company.

Employees

The Company currently has three employees.

Property

The Company’s corporate offices are located at 400 1st Ave N., Ste. 100, Minneapolis MN 55401.

Intellectual Property

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, the Company entered into a Technology License Agreement dated July 23, 2021 (the “License Agreement”) with Phitech Management, LLC, an affiliate of the Company (“Licensor”), whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming and other markets, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”) at Closing (as defined in the License Agreement, which is incorporated herein by reference). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

In addition to the License described above, the Company will use, or intends to employ in the performance of its material contracts, intellectual property rights in relation to the design and development of its digital activation and engagement technology. The Company’s intellectual property rights can be categorized broadly as proprietary know-how, technical databases and trade secrets, comprising concept designs, and economic models.

The Company may apply for patents for components of its intellectual property for its platform and other technologies. The Company cannot assure that any patents we seek will be granted.

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The Company’s intellectual property has been developed by its employees and is protected under employee agreements confirming that the rights in the inventions and developments made by the employees are its property. Confidential information is protected by nondisclosure agreements that the Company entered into with our prospective partners or other third parties with which we do business.

The Company has not received any notification from third parties that its processes or designs infringe any third-party rights, and it is not aware of any valid and enforceable third-party intellectual property rights that infringe its intellectual property rights.

Notwithstanding the foregoing, the Company does not currently hold any other intellectual property or trade secret protection on any other aspects of its business. The Company currently plans on attempting to obtain patents, copyright, trademarks and/or service marks on its products; provided, there can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar products.

Legal Matters

On November 4, 2021, a lawsuit captioned CAMRON ELIZABETH v. MARK PALUMBO et al., Case No. CVPS2106116 was filed in the Superior Court of California, County of Riverside against the Company and certain of the former company’s (CannAssist International Corp.) executive officers (collectively, the “Defendants”). The Plaintiff and the former company (CannAssist International Corp.) entered into a Consulting Agreement dated November 20, 2020 (the “Consulting Agreement”), pursuant to which Plaintiff was engaged to provide certain sales and marketing services to that Company. As a condition of this Consulting Agreement, Plaintiff was paid a monthly fee and was granted restricted shares of the common stock of the former company that were subject to certain vesting conditions tied to Plaintiff’s service under the Consulting Agreement. The Consulting Agreement also contained provisions that enabled the former company to terminate the Consulting Agreement without cause after 10 days’ written notice. In September 2021, the former company exercised its right to terminate the Consulting Agreement because management of the former company at the time of termination was dissatisfied with the quality of Plaintiff’s services under the Consulting Agreement. Specifically, management of the former company at the time of termination received complaints from third parties that Plaintiff behaved inappropriately in meetings where Plaintiff made presentations to potential clients and vendors on behalf of the former company. In contrast, Plaintiff alleges, among other things, that the Defendants improperly misclassified Plaintiff as an independent contractor, that certain of the former company’s executive officers committed sexual harassment and defamation and that Defendants unlawfully terminated Plaintiff. A jury trial has been set for May 26, 2023. The Company believes it should not be a party to the lawsuit since the former company, including its operations, officers, employees, contractors, assets, and liabilities were all spun out as part of or as a result of the Spin Out Agreement dated July 23, 2021, and the Plaintiff never contracted with or was employed by the current Company. The Company believes that the lawsuit is without merit and intends to defend the lawsuit vigorously; however, there can be no assurance regarding the ultimate outcome of this lawsuit.

Other than as described above, we know of no other material, existing or pending legal proceedings against the Company, nor is it involved as a plaintiff in any material proceeding or pending litigation. Other than as described above, we know of no other proceedings in which our directors, officers or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

THE COMPANY

Corporate History and General Information

Electronic Servitor Publication Network Inc. (formerly CannAssist International Corp.) was incorporated on May 17, 2017, under the laws of the State of Delaware. The Company's corporate offices are located at 400 1ST Ave N., Ste. 100, Minneapolis, MN 55401. The Company's email website is www.xespn.com. The Company’s telephone number is (833) 991-0800 The Company’s common stock trades on the OTCQB Venture Market under the stock ticker symbol XESP.

Neither the Company nor its predecessors have filed for bankruptcy, receivership or any similar proceedings nor are in the process of filing for bankruptcy, receivership or any similar proceedings.

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Technology License Agreement with Phitech Management, LLC

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, the Company entered into a Technology License Agreement dated July 23, 2021 (the “License Agreement”) with Phitech Management, LLC, an affiliate of the Company (“Licensor”), whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”) at Closing (as defined in the License Agreement, which is incorporated herein by reference). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

On October 9, 2021, the Closing of the Technology License Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Technology License Agreement attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 18, 2022 and incorporated herein by reference) occurred whereby the Licensor was authorized to be issued 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share, and, in exchange, the Company received the License to the Technology.

Spin-Off Agreement

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, the Company and Mark Palumbo entered into a Spin-Off Agreement dated July 23, 2021 (the “Spin-Off Agreement”) whereby, at the Closing (as defined in the Spin-Off Agreement, which is incorporated by reference), the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as a condition of the Change-in-Control of the Company (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

On October 9, 2021, the Closing of the Spin-Off Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Spin-Off Agreement attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 18, 2022 and incorporated herein by reference) occurred whereby 100% of the issued and outstanding membership units of Xceptor LLC was transferred to Mark Palumbo along with the assets and liabilities associated with the prior business.

Property

All operations occur at Company’s corporate facilities in Minneapolis, MN, located at:

400 1ST Ave N., Ste. 100

Minneapolis, MN 55401

or in remote offices of the employees.

At this time management permits the Company to use these premises free of charge.

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Intellectual Property

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, the Company entered into a Technology License Agreement dated July 23, 2021 (the “License Agreement”) with Phitech Management, LLC, an affiliate of the Company (“Licensor”), whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”) at Closing (as defined in the License Agreement, which is incorporated herein by reference). The licensed territory includes the E-Gaming and E-Sports industry served by the Company or its parent and affiliates, in all geographic or geopolitical areas (worldwide) unless expressly prohibited by law. The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

On October 9, 2021, the Closing of the Technology License Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Technology License Agreement attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 18, 2022 and incorporated herein by reference) occurred whereby the Licensor was authorized to be issued 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share, and, in exchange, the Company received the License to the Technology.

Notwithstanding the foregoing, the Company does not currently hold any other intellectual property or trade secret protection on any other aspects of its business. The Company currently plans on attempting to obtain patents, copyright, trademarks and/or service marks on its products; provided, there can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar products.

Employees

Currently, the Company has three employees.

Subsidiaries

The Company currently does not have any subsidiaries.

Jumpstart Our Business Startups Act

In April, 2012, the Jumpstart Our Business Startups Act (“JOBS Act”) was enacted into law. The JOBS Act provides, among other things:

Exemptions for emerging growth companies from certain financial disclosure and governance requirements for up to five years and provides a new form of financing to small companies;

Amendments to certain provisions of the federal securities laws to simplify the sale of securities and increase the threshold number of record holders required to trigger the reporting requirements of the Securities Exchange Act of 1934;

Relaxation of the general solicitation and general advertising prohibition for Rule 506 offerings;

Adoption of a new exemption for public offerings of securities in amounts not exceeding $50 million; and

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Exemption from registration by a non-reporting company of offers and sales of securities of up to $1,000,000 that comply with rules to be adopted by the SEC pursuant to Section 4(6) of the Securities Act and exemption of such sales from state law registration, documentation or offering requirements.

In general, under the JOBS Act a company is an emerging growth company if its initial public offering (“IPO”) of common equity securities was effected after December 8, 2011 and the company had less than $1 billion of total annual gross revenues during its last completed fiscal year. A company will no longer qualify as an emerging growth company after the earliest of

(i) the completion of the fiscal year in which the company has total annual gross revenues of $1 billion or more,

(ii) the completion of the fiscal year of the fifth anniversary of the company’s IPO;

(iii) the company’s issuance of more than $1 billion in nonconvertible debt in the prior three-year period, or

(iv) the company becoming a “larger accelerated filer” as defined under the Securities Exchange Act of 1934.

The JOBS Act provides additional new guidelines and exemptions for non-reporting companies and for non-public offerings. Those exemptions that impact the Company are discussed below.

Financial Disclosure. The financial disclosure in a registration statement filed by an emerging growth company pursuant to the Securities Act of 1933 will differ from registration statements filed by other companies as follows:

(i) audited financial statements required for only two fiscal years;

(ii) selected financial data required for only the fiscal years that were audited;

(iii) executive compensation only needs to be presented in the limited format now required for smaller reporting companies.

(A smaller reporting company is one with a public float of less than $75 million as of the last day of its most recently completed second fiscal quarter)

However, the requirements for financial disclosure provided by Regulation S-K promulgated by the Rules and Regulations of the SEC already provide certain of these exemptions for smaller reporting companies. The Company is a smaller reporting company. Currently a smaller reporting company is not required to file as part of its registration statement selected financial data and only needs audited financial statements for its two most current fiscal years and no tabular disclosure of contractual obligations.

The JOBS Act also exempts the Company’s independent registered public accounting firm from complying with any rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) after the date of the JOBS Act’s enactment, except as otherwise required by SEC rule.

The JOBS Act also exempts an emerging growth company from any requirement adopted by the PCAOB for mandatory rotation of the Company’s accounting firm or for a supplemental auditor report about the audit.

Internal Control Attestation. The JOBS Act also provides an exemption from the requirement of the Company’s independent registered public accounting firm to file a report on the Company’s internal control over financial reporting, although management of the Company is still required to file its report on the adequacy of the Company’s internal control over financial reporting.

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Section 102(a) of the JOBS Act exempts emerging growth companies from the requirements in §14A(e) of the Securities Exchange Act of 1934 for companies with a class of securities registered under the 1934 Act to hold shareholder votes for executive compensation and golden parachutes.

Other Items of the JOBS Act. The JOBS Act also provides that an emerging growth company can communicate with potential investors that are qualified institutional buyers or institutions that are accredited to determine interest in a contemplated offering either prior to or after the date of filing the respective registration statement. The Act also permits research reports by a broker or dealer about an emerging growth company regardless if such report provides sufficient information for an investment decision. In addition, the JOBS Act precludes the SEC and FINRA from adopting certain restrictive rules or regulations regarding brokers, dealers and potential investors, communications with management and distribution of a research reports on the emerging growth company IPO.

Section 106 of the JOBS Act permits emerging growth companies to submit 1933 Act registration statements on a confidential basis provided that the registration statement and all amendments are publicly filed at least 21 days before the issuer conducts any road show. This is intended to allow the emerging growth company to explore the IPO option without disclosing to the market the fact that it is seeking to go public or disclosing the information contained in its registration statement until the company is ready to conduct a roadshow.

Election to Opt Out of Transition Period. Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a 1933 Act registration statement declared effective or do not have a class of securities registered under the 1934 Act) are required to comply with the new or revised financial accounting standard.

The JOBS Act provides a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of the transition period.

Reports to Security Holders

In July 2017, the Company (as Iris Grove Acquisition Corporation) filed a Form 10-12G general registration of securities pursuant to the Exchange Act and is a reporting company pursuant such Act and files with the SEC quarterly and annual reports and management shareholding information. The Company will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

The Company’s documents filed with the SEC may be inspected at the Commission’s principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the SEC, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission. All of the Company’s filings may be located under the CIK number 0001709542.

ITEM 1A. RISK FACTORS.

As a “smaller reporting company,” we have elected not to provide the disclosure required by this item.

ITEM 1B. UNRESOLVED STAFF COMMENTS.

Not applicable.

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ITEM 2. PROPERTIES.

All operations will occur at Company’s corporate facilities in Minneapolis, MN, located at:

400 1st Ave N., Ste. 100

Minneapolis, MN 55401

or in remote offices of the employees.

Management permits the Company to use these premises at no cost to the Company. Currently, this space is sufficient to meet our needs, however, once we expand our business to a significant degree, we will have to find a larger space. We do not foresee any significant difficulties in obtaining any required additional space. We do not currently own any real property.

ITEM 3. LEGAL PROCEEDINGS.

On November 4, 2021, a lawsuit captioned CAMRON ELIZABETH v. MARK PALUMBO et al., Case No. CVPS2106116 was filed in the Superior Court of California, County of Riverside against the Company and certain of the former company’s (CannAssist International Corp.) executive officers (collectively, the “Defendants”). The Plaintiff and the former company (CannAssist International Corp.) entered into a Consulting Agreement dated November 20, 2020 (the “Consulting Agreement”), pursuant to which Plaintiff was engaged to provide certain sales and marketing services to that Company. As a condition of this Consulting Agreement, Plaintiff was paid a monthly fee and was granted restricted shares of the common stock of the former company that were subject to certain vesting conditions tied to Plaintiff’s service under the Consulting Agreement. The Consulting Agreement also contained provisions that enabled the former company to terminate the Consulting Agreement without cause after 10 days’ written notice. In September 2021, the former company exercised its right to terminate the Consulting Agreement because management of the former company at the time of termination was dissatisfied with the quality of Plaintiff’s services under the Consulting Agreement. Specifically, management of the former company at the time of termination received complaints from third parties that Plaintiff behaved inappropriately in meetings where Plaintiff made presentations to potential clients and vendors on behalf of the former company. In contrast, Plaintiff alleges, among other things, that the Defendants improperly misclassified Plaintiff as an independent contractor, that certain of the former company’s executive officers committed sexual harassment and defamation and that Defendants unlawfully terminated Plaintiff. A jury trial has been set for May 26, 2023. The Company believes it should not be a party to the lawsuit since the former company, including its operations, officers, employees, contractors, assets and liabilities were all spun out as part of or as a result of the Spin Out Agreement dated July 23, 2021, and the Plaintiff never contracted with or was employed by the Company. The Company believes that the lawsuit is without merit and intends to defend the lawsuit vigorously; however, there can be no assurance regarding the ultimate outcome of this lawsuit.

Other than as described above, we know of no other material, existing or pending legal proceedings against the Company, nor is it involved as a plaintiff in any material proceeding or pending litigation. Other than as described above, we know of no other proceedings in which our directors, officers or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 4. MINE SAFETY DISCLOSURES.

Not applicable.

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PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Our common stock trades on the OTCQB® Venture Market under the symbol “XESP.” Unlike the Nasdaq Stock Market, companies cannot directly apply to be quoted on the OTCQB® Venture Market, only market makers can initiate quotes, and quoted companies do not have to meet any quantitative financial requirements. Any equity security of a reporting company not listed on the Nasdaq Stock Market or on a national securities exchange is eligible.

The following quotations reflect the high and low bids for our common shares based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

OTCQB® Venture Market (1) (2)
Quarter Ended	High	Low
September 30, 2021	$0.50	$0.15
December 31, 2021	$0.75	$0.16
March 31, 2022	$0.39	$0.39
June 30, 2022	$0.15	$0.15
September 30, 2022	$0.165	$0.165
December 30, 2022	$0.066	$0.066

(1)	Over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

(2)	The source of these quotations is OTCMarkets.com.

Stockholders

As of the date of this report, there were approximately 73 stockholders.

Dividends

We have not paid, nor declared, any cash dividends since our inception and do not intend to declare or pay any such dividends in the foreseeable future. Our ability to pay cash dividends is subject to limitations imposed by state law.

Securities Authorized for Issuance Under Equity Compensation Plans

As of the year ended December 31, 2022, the Company did not have any compensation plans under which our Common Stock was authorized for issuance; provided, however, the Company issued stock options to certain affiliates of the Company as follows:

In the first quarter of 2022, the Company entered into an Employment Agreement with Anthony Sanneh, a former officer of the Company. Under this Employment Agreement, the Company issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant.

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In the first quarter of 2022, the Company entered into an Employment Agreement with Thomas Spruce, an officer and sole director of the Company. Under this Employment Agreement, the Company issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant. In the first quarter of 2023, the Company entered into a new Employment Agreement with Mr. Spruce. Under this new Employment Agreement, the Company issued options to purchase 1,750,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 250,000 shares on February 1, 2023 and vesting with respect to the remaining 1,500,000 shares in installments of 125,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 250,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options have an expiry date of 10 years from the date of grant.

In the last quarter of 2022, the Company entered into an Employment Agreement with Jim Kellogg, an officer of the Company. Under this Employment Agreement, the Company issued options to purchase 300,000 restricted shares of the Company’s common stock at a strike price of $0.10 per share, vesting with respect to 25% of the shares after 3 months of continuous service after November 16, 2022 and with respect to 25% of the shares every 3 months thereafter.

In the first quarter of 2023, the Company entered into an Employment Agreement with Peter Hager, an officer of the Company. Under this Employment Agreement, the Company issued options to purchase 6,400,000 restricted shares of the Company’s common stock at a strike price of $0.06 per share and options to purchase 1,000,000 restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options to purchase 6,400,000 restricted shares shall vest with respect to the first 400,000 shares on February 1, 2023, with the remaining 6,000,000 shares vesting in installments of 500,000 shares per fiscal quarter for each quarter of continuous service, beginning on April 1, 2023.

In the first quarter of 2023, the Company entered into an Advisor Agreement with Greg Shockey, an advisor of the Company. Under this Advisor Agreement, the Company issued options to purchase 3,660,000 restricted shares of the Company’s common stock at a strike price of $0.06 per share. The options shall vest with respect to the first 60,000 shares on February 1, 2023, with the remaining 3,600,000 shares vesting in installments of 300,000 shares per fiscal quarter for each quarter of continuous service, beginning on April 1, 2023.

The Company’s management will review the adoption of an equity compensation plan in the future.

Recent Sales of Unregistered Securities

In the fourth quarter of 2021, the Company issued a total of 10,000,000 shares of its restricted common stock, at a cost basis of $0.25 per share, to Phitech Management LLC in connection with a Licensing Agreement. The shares were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

In the first quarter of 2022, the Company entered into an Employment Agreement with Anthony Sanneh, a former officer of the Company. Under this Employment Agreement, the Company issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant. The options were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

In the first quarter of 2022, the Company entered into an Employment Agreement with Thomas Spruce, an officer and sole director of the Company. Under this Employment Agreement, the Company issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant. In the first quarter of 2023, the Company entered into a new Employment Agreement with Mr. Spruce. Under this new Employment Agreement, the Company issued options to purchase 1,750,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 250,000 shares on February 1, 2023 and vesting with respect to the remaining 1,500,000 shares in installments of 125,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 250,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options have an expiry date of 10 years from the date of grant. The options were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

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In the last quarter of 2022, the Company entered into an Employment Agreement with Jim Kellogg, an officer of the Company. Under this Employment Agreement, the Company issued options to purchase 300,000 restricted shares of the Company’s common stock at a strike price of $0.10 per share, vesting with respect to 25% of the shares after 3 months of continuous service after November 16, 2022 and with respect to 25% of the shares every 3 months thereafter. The options were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

In the first quarter of 2023, the Company entered into an Employment Agreement with Peter Hager, an officer of the Company. Under this Employment Agreement, the Company issued options to purchase 6,400,000 restricted shares of the Company’s common stock at a strike price of $0.06 per share and options to purchase 1,000,000 restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options to purchase 6,400,000 restricted shares shall vest with respect to the first 400,000 shares on February 1, 2023, with the remaining 6,000,000 shares vesting in installments of 500,000 shares per fiscal quarter for each quarter of continuous service, beginning on April 1, 2023. The options were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

In the first quarter of 2023, the Company entered into an Advisor Agreement with Greg Shockey, an advisor of the Company. Under this Advisor Agreement, the Company issued options to purchase 3,660,000 restricted shares of the Company’s common stock at a strike price of $0.06 per share. The options shall vest with respect to the first 60,000 shares on February 1, 2023, with the remaining 3,600,000 shares vesting in installments of 300,000 shares per fiscal quarter for each quarter of continuous service, beginning on April 1, 2023. The options were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

ITEM 6. [RESERVED]

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ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and notes to our financial statements included elsewhere in this report. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors discussed elsewhere in this report.

Certain information included herein contains statements that may be considered forward-looking statements, such as statements relating to our anticipated revenues, gross margin and operating results, future performance and operations, plans for future expansion, capital spending, sources of liquidity, and financing sources. This forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ from those expressed in any forward-looking statements made herein. These risks and uncertainties include those relating to our liquidity requirements, the continued growth of the Company’s industry, the success of our product development, marketing and sales activities, vigorous competition in the construction industry, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in interest rates), domestic or global economic conditions, the inherent uncertainty and costs of prolonged arbitration or litigation, and changes in federal or state tax laws or the administration of such laws.

Overview

Electronic Servitor Publication Network Inc. (formerly CannAssist International Corp.) was incorporated on May 17, 2017, under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company is a managed services company providing digital activation and engagement solutions to established and developing companies that seek to optimize their digital customer engagement strategies. The Company's managed services are powered by a proven, proprietary tech stack - the Digital Engagement Engine (or DE²). This technology provides intelligent interaction management, dynamic content provisioning, and a logic-driven workflow which creates digital experiences that accelerate an audience from awareness to action, no matter what programs and processes that the client already has in place.

The Company's corporate offices are located at 400 1ST Ave N., Ste. 100, Minneapolis, MN 55401. The Company's email website is www.xespn.com. The Company’s telephone number is (883) 991-0800.

The Company’s common stock trades on the OTCQB Venture Market under the stock ticker symbol XESP.

On July 1, 2021, Mark Palumbo, a former officer and director of the Company, and Forty 7 Select Holdings LLC, an entity controlled by Greg Shockey (who was an existing shareholder of the Company), entered into an agreement pursuant to which Mark Palumbo transferred all of his 1,000 shares of Series A Preferred Stock (representing 100% of the Company’s issued and outstanding Series A Preferred Stock), of the Company to Forty 7 Select Holdings LLC in a private transaction. The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company. Further, Mark Palumbo contributed 7,500,000 shares of common stock held by him to the treasury of the Company for cancellation at no cost (the “Contribution”).

On July 23, 2021, the Company entered into a Technology License Agreement with Phitech Management, LLC, an entity controlled by Peter Hager (“Licensor”), whereby, at Closing, the Company shall be granted a license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

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On July 23, 2021, the Company and Mark Palumbo entered into an agreement (the “Spin-Off Agreement”) whereby, at the Closing, the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo (along with the assets and liabilities associated with the prior business) for nominal consideration as a condition of the Change-in-Control (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

On September 28, 2021, the Certificate of Incorporation of the Company was amended to effect a change in the Company’s name from “CannAssist International Corp.” to “The Electronic Servitor Publication Network, Inc.” (the “Name Change”).

On October 9, 2021, the Closing of the Technology License Agreement occurred whereby the Company received the License to the Technology and the Licensor shall be 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share.

On October 9, 2021, the Closing of the Spin-Off Agreement occurred whereby 100% of the issued and outstanding membership units of Xceptor LLC was transferred to Mark Palumbo (along with the assets and liabilities associated with the prior business) in exchange for nominal consideration and the Palumbo License Agreement was terminated.

Effective October 9, 2021, as a result of the transactions described above, the business of the Company changed to focus on Electronic Sports Gaming technology and the development of related infrastructure, specifically the development and commercialization of a technology platform specifically designed for the Electronic Sports and Electronic Gaming markets. The platform will provide an omni-channel publishing tool, with talent identity protection and monetization tools provided in line with interaction and media creation services. Further publication and monetization products and services will be developed and acquired to support these efforts.

On November 20, 2022, the Board approved the Company’s amended and restated By-laws. On and after the effective date of the By-laws, the annual meeting of the Company’s stockholder, shall be held annually on a date and at a time, and via a format (in person, conference call, video conference etc.) designated by the board of directors and stated in a notice of the meeting. Prior to the amendment, the annual meeting was held on the third Thursday of May of each calendar year at 10:30 am. Pursuant to the amended and restated By-laws, notice of the meeting may now be served to stockholders by electronic transmission, upon receipt of confirmation. Further, notice for special meetings of the Company’s board of directors may now be given with no less than 24 hours by email or text, in addition to notice in person, by letter or telephone call. The Company’s officers, pursuant to the amended and restated By-laws will be comprised of a chief executive officer, a president, a chief operating officer, a chief financial officer, a secretary, a treasurer, a controller, and/or such other officers as may from time to time be elected or appointed by the board of directors. Consequently, new descriptions for the offices of chief operations officer and chief financial officer have been included to the By-laws under Sections 4.7 and 4.8, respectively. The amended and restated By-laws also include an indemnification provision to indemnify the Company’s officers and directors to the maximum extent and in the manner permitted by the General Corporation Law of Delaware.

The Company anticipates that it would need approximately $1,500,000 over the next 12 months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan. In addition to revenues generated from sales, the Chief Operating Officer and several shareholders may fund the Company’s operations, if needed, during the next 12 months or until the Company can generate an ongoing source of capital sufficient to independently continue its operations.

As of December 31, 2022, the Company had generated revenues of $0. At December 31, 2022, the Company had a total net loss of $447,250 and had an accumulated deficit of $6,362,481.

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For the period ended December 31, 2022, the Company’s independent auditors issued a report raising substantial doubt about the Company’s ability to continue as a going concern. The continuation of the Company as a going concern is dependent upon financial support from its principal stockholders, its ability to obtain necessary equity financing, or its ability to sell its services to generate consistent profitability.

Revenues and Losses

During the year ended December 31, 2022, the Company posted revenues of $0. For that same year ended, total operating expenses were $441,761, consisting of general and administrative expenses of $19,672, professional fees of $73,800 and stock-based compensation fees of $348,289. Loss from operations and before income taxes totaled $441,761. Other expenses consisted of $5,489 in interest expense. After income tax expense of $0, the Company generated a net loss from continuing operations of $447,250, and a total net loss of $$447,250.

Liquidity and Capital Resources

The Company had total assets of $17,139.

Since its inception, the Company has devoted most of its efforts to business planning, research and development, recruiting management and staff and raising capital. Accordingly, the Company was considered to be in the development stage until it recently began formal operations. The Company generated limited revenues since its inception and there is no assurance of future revenues.

The Company’s proposed activities will necessitate significant uses of capital beyond 2022.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans. In the interim, the Company plans to rely on its primary shareholder to continue his commitment to fund the Company’s continuing operating requirements. Management anticipates a total capital raise of $1,500,000 over the course of the following four consecutive quarters through private placements; provided, however, that the Company will require a minimum of $1,500,000 for the next 12 months to fund its operations, which will be used to fund expenses related to Platform Finalization Costs, Initial Marketing, Furniture, Fixtures, and Equipment, Working Capital, Professional Fees and Licensure and Miscellaneous Development Costs. Management believes that this capital would allow the Company to meet its operating cash requirements and would facilitate the Company’s business of selling and distributing its products. Management also believes that the acquisition of such assets would generate revenue to cover overhead cost and general liabilities of the Company and allow the Company to achieve overall sustainable profitability.

Discussion of the Year Ended December 31, 2022, as compared to the Year Ended December 31, 2021

For the years ended December 31, 2022 and 2021, all of revenue and cost of revenue have been included in the loss from discontinued operations (refer to Note 10).

During the year ended December 31, 2022, the Company posted operating expenses from continuing operations of $441,761, consisting of general and administrative expenses of $19,672, professional fees of $73,800 and stock-based compensation of $348,289. For the year ended December 31, 2021, all operating expense have been included in the loss from discontinued operations (refer to Note 10).

During the year ended December 31, 2022, the Company posted a net loss of $447,250 from continuing operations for a total net loss for the year of $447,250, compared to a net loss of $166,077 from discontinued operations for the year ended December 31, 2021.

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During the year ended December 31, 2022, the Company used $63,134 of cash in operating activities and generated $80,273 in cash from financing activities. The Company did not use or generate any cash in investing activities.

Plan of Operations

For the next few months, the Company will be focusing on developing and launching its platform, marketing and identifying customers.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans. In the interim, the Company plans to rely on its primary shareholder to continue his commitment to fund the Company’s continuing operating requirements. Management anticipates a total capital raise of $1,500,000 over the course of the following four consecutive quarters through private placements; provided, however, that the Company will require a minimum of $1,500,000 for the next 12 months to fund its operations, which will be used to fund expenses related to Platform Finalization Costs, Initial Marketing, Furniture, Fixtures, and Equipment, Working Capital, Professional Fees and Licensure and Miscellaneous Development Costs. Management believes that this capital would allow the Company to meet its operating cash requirements and would facilitate the Company’s business of selling and distributing its products. Management also believes that the acquisition of such assets would generate revenue to cover overhead cost and general liabilities of the Company and allow the Company to achieve overall sustainable profitability.

Equipment Financing

The Company has no existing equipment financing arrangements.

Potential Revenue

The Company has developed a technology platform that is specifically designed for digital activation and engagement. The platform’s functionality will allow its clients to better engage with their audiences on a global level. The platform will also provide in depth engagement analytics.

The Company plans to generate its profits via several revenue streams that will generate recurring streams of revenue for the business on a defined periodic basis.

Alternative Financial Planning

As of December 31, 2022, the Company had cash available of $17,139.

Management anticipates a total capital raise of $1,500,000 over the course of the following four consecutive quarters through private placements. Other than as stated herein, the Company has no alternative financial plans at the moment. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to operate effectively will be severely jeopardized.

The Company does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and the Company must obtain additional financing in order to develop and implement its business plan and proposed operations. If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

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Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Refer to Note 2 of our financial statements contained elsewhere in this Form 10-K for a summary of our critical accounting policies and recently adopted and issued accounting standards.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

As a “smaller reporting company”, we have elected not to provide the disclosure required by this item.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The required financial statements are included following the signature page of this Annual Report on Form 10-K.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A. CONTROLS AND PROCEDURES.

Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our prior principal executive and financial officer, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 15d-15(e) of the Securities Exchange Act of 1934, as amended, the Exchange Act) as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and Chief Financial officer concluded that our disclosure controls and procedures as of the end of the period covered by this report (based on the evaluation of these controls and procedures required by Rule 15d-15(b) of the Exchange Act) were not effective in ensuring that information required to be disclosed by us in reports that we file or submit under the Exchange Act (i) is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, and (ii) is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. As of the end of the period covered by the Report, we had failed to adequately invest in personnel and systems to accumulate, record and properly report on our results of operations.

We believe that a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

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Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of our company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of our management and directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Management assessed our internal control over financial reporting as of December 31, 2022, the end of our fiscal year. Management based its assessment on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO 2013 Criteria). Management’s assessment included evaluation of such elements as the design and operating effectiveness of key financial reporting controls, process documentation, accounting policies, and our overall control environment.

Based on our assessment, management has concluded that our internal control over financial reporting was not effective, as of the end of the fiscal year, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles, due to the material weaknesses set forth below.

The following is a summary of our material weaknesses as of December 31, 2022:

Lack of Thorough Controls and Segregation of Duties

The Company has not designed nor maintained effective controls over review of financial information, including cut-off, and there is also a lack of segregation of duties with regard to key treasury and accounting functions. These items contribute to a material weakness in internal control over financial reporting. The Company needs to develop an appropriate control environment, perform a risk assessment, develop control activities, and information, as well as monitoring activities, which we hope to implement over the next 12 months.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

Inherent Limitations on Effectiveness of Controls

Internal control over financial reporting has inherent limitations which include but is not limited to the use of independent professionals for advice and guidance, interpretation of existing and/or changing rules and principles, segregation of management duties, scale of organization, and personnel factors. Internal control over financial reporting is a process which involves human diligence and compliance and is subject to lapses in judgment and breakdowns resulting from human failures. Internal control over financial reporting also can be circumvented by collusion or improper management override. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements on a timely basis, however these inherent limitations are known features of the financial reporting process and it is possible to design into the process safeguards to reduce, though not eliminate, this risk. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Changes in Internal Control Over Financial Reporting

There was no change in our internal control over financial reporting (as defined in Rule 15d-15(f) of the Exchange Act) that occurred during the year ended December 31, 2022, that materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

None.

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PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

Name	Age	Position	Year Commenced
Peter Hager	53	Chief Executive Officer and President	2023

Thomas Spruce	67	Chief Operations Officer, Secretary, and sole Director	2022

Jim Kellogg	64	Chief Financial Officer	2022

Peter Hager

Chief Executive Officer and President

Peter Hager, age 53, is a seasoned business executive with 30 years of cross industry leadership experience in executive management, sales, marketing, and technology. He has a track record of success in providing services to Fortune 500 companies, such as United Health Group, Boston Scientific, Johnson & Johnson, Medtronic, Wells Fargo, 3M, Target, Cargill, Land O’ Lakes, and General Mills. Since 2003, Peter Hager served in various roles including as President, CEO, and Chairman of Pointward, Inc. which is a MedTech Customer Engagement Agency. Mr. Hager has also served as past or current director and founding member for multiple technology, professional services, and MedTech organizations, including PhiTech Management, iSight Therapeutics, TeamNet Systems, and Bluestem Technologies. Mr. Hager holds a Bachelor of Arts degree in economics and psychology from Macalester College in Saint Paul, Minnesota.

Thomas Spruce

Chief Operating Officer, Secretary, and sole Director

Thomas Spruce, age 67, is the Chief Operations Officer, Secretary, and sole Director. Mr. Spruce has decades of experience in large corporations, small companies, and start-ups in a variety of sales management, operations management, business development, and consulting roles with product and service businesses. From 2008 to the present, Mr. Spruce has served as the President and CEO of His Speed, Inc., a company that specializes in business management, development, and consulting. Prior to 2008, Mr. Spruce served in management positions at the Principle Pharmacy Group, MediqPRN/Hill-Rom and Owen Healthcare/Cardinal Health, where he managed sales, operations management, business transition, integrated sales, and enterprise account management. Mr. Spruce has a Bachelor of Sciences in Pharmacy from the University of Arkansas, is a licensed pharmacist, is a Board Member at The Victory Way, has served as Board Chairman of the Dean’s Advisory Council- Western University School of Pharmacy and was a Fellow at the American College of Healthcare Executives.

Jim Kellogg

Chief Financial Officer

Since its inception in January of 2005, Mr. Kellogg, age 64, has served as the principal of J. Kellogg & Company, Inc., a business and tax consultant for business entities with annual gross sales of up to $10,000,000. Mr. Kellogg has provided legal support to clients’ business valuations, business interruption and divorce property valuations. He personally interviews, prepares and reviews approximately 1,000 personal, business, and fiduciary tax returns on an annual basis. Mr. Kellogg has been working as a professional tax adviser since 1983. Mr. Kellogg obtained his JD from the Western State University College of Law in Fullerton, California, with an emphasis on taxation in 1995, and was certified as a financial planner by the College for Financial Planning in Denver, Colorado in 1990.

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Director Independence

The Board of Directors has determined that it does not have any independent directors as that term is defined by NASDAQ Marketplace Rule 5605(a)(2). In assessing the independence of the directors, the Board considers any transactions, relationships and arrangements between our Company and our independent directors or their affiliated companies. This review is based primarily on responses of the directors to questions in a director and officer questionnaire regarding employment, business, familial, compensation and other relationships with our Company or our management.

Director Compensation

Aside from stock options disclosed above, directors do not receive any compensation for serving on the Board of Directors.

Committees and Terms

The Board of Directors has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present Approved Matters for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such Approved Matters must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Legal Proceedings

On November 4, 2021, a lawsuit captioned CAMRON ELIZABETH v. MARK PALUMBO et al., Case No. CVPS2106116 was filed in the Superior Court of California, County of Riverside against the Company and certain of the Company’s former executive officers (collectively, the “Defendants”). The Plaintiff and the Company (as CannAssist International Corp.) entered into a Consulting Agreement dated November 20, 2020 (the “Consulting Agreement”), pursuant to which Plaintiff was engaged to provide certain sales and marketing services to the Company. As a condition of this Consulting Agreement, Plaintiff was paid a monthly fee and was granted restricted shares of the common stock of the Company that were subject to certain vesting conditions tied to Plaintiff’s service under the Consulting Agreement. The Consulting Agreement also contained provisions that enabled the Company to terminate the Consulting Agreement without cause after 10 days’ written notice. In September 2021, the Company exercised its right to terminate the Consulting Agreement because management of the Company at the time of termination was dissatisfied with the quality of Plaintiff’s services under the Consulting Agreement. Specifically, management of the Company at the time of termination received complaints from third-parties that Plaintiff behaved inappropriately in meetings where Plaintiff made presentations to potential clients and vendors on behalf of the Company. In contrast, Plaintiff alleges, among other things, that the Defendants improperly misclassified Plaintiff as an independent contractor, that certain of the Company’s former executive officers committed sexual harassment and defamation and that Defendants unlawfully terminated Plaintiff. A jury trial has been set for May 26, 2023. The Company believes that the lawsuit is without merit and intends to defend the lawsuit vigorously; however, there can be no assurance regarding the ultimate outcome of this lawsuit.

Other than as described above, we know of no other material, existing or pending legal proceedings against the Company, nor is it involved as a plaintiff in any material proceeding or pending litigation. Other than as described above, we know of no other proceedings in which our directors, officers or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Code of Ethics

Our Board of Directors has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

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Indemnification of Officers, Directors, Employees and Agents

The Certificate of Incorporation and bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification.

Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (I) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

Identification of Significant Employees

The Company currently has three employees, not including independent consultants.

Involvement in Certain Legal Proceedings

None of our current directors or executive officers have, during the past ten years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

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•	Been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any

•	Registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Committees of the Board

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our Directors believe that it is not necessary to have such committees, at this time, because the Board of Directors can adequately perform the functions of such committees.

Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The Board of Directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President and Director, at the address appearing on the first page of this filing.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

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Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s Board of Directors is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company’s internal accounting controls, practices and policies.

Code of Ethics

Our Board of Directors has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

ITEM 11. EXECUTIVE COMPENSATION

At December 31, 2021, the Company had not paid compensation to any executive officer or director; provided, however, the Company entered into the following employment agreements with certain affiliates of the Company as follows:

In the first quarter of 2022, the Company entered into an Employment Agreement with Anthony Sanneh, an affiliate of the Company, for services as an officer of the Company. This agreement has a term of 2 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of $1.00 per year and issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant. In the event that the agreement is renewed, an additional 125,000 options to purchase restricted shares of the Company’s common stock shall be issued for each 6-month renewal term at a strike price equal to the fair market value of the Company’s common stock on the trading day prior to the grant of the options.

In the first quarter of 2022, the Company entered into an Employment Agreement with Thomas Spruce, an affiliate of the Company, for services as an officer of the Company. This agreement has a term of 2 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of $1.00 per year and issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant. In the event that the agreement is renewed, an additional 125,000 options to purchase restricted shares of the Company’s common stock shall be issued for each 6-month renewal term at a strike price equal to the fair market value of the Company’s common stock on the trading day prior to the grant of the options.

In the last quarter of 2022, the Company entered into an Employment Agreement with Jim Kellogg, an officer of the Company. The agreement has a term of 1 year and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of $1.00 per year and the Company issued options to purchase 300,000 restricted shares of the Company’s common stock at a strike price of $0.10 per share, vesting with respect to 25% of the shares after 3 months of continuous service after November 16, 2022, and with respect to 25% of the shares every 3 months thereafter. The options have an expiry date of 10 years from the date of grant.

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In the first quarter of 2023, the Company entered into an Advisor Agreement with Greg Shockey, which supersedes his previous Advisor Agreement with the Company, whereby, in exchange for business development and strategy consulting, investor relations, and facilitating meetings with targeted investors, as well as other services, the Company agreed to issue Greg Shockey options to purchase 60,000 restricted shares of common stock at signing and an additional 1,200,000 shares of restricted common stock every year thereafter. The 3,660,000 restricted shares of the Company’s common stock, for an exercise price of $0.06 per share, shall vest as follows: 60,000 shares on February 1, 2023, and the remaining 3,600,000 shall vest in installments of 300,000 shares per fiscal quarter with the first vesting date of April 1, 2023. The options have an expiry date of 10 years from the date of grant.

In the first quarter of 2023, Peter Hager was appointed as the Company’s President and Chief Executive Officer. The Company entered into an Employment Agreement with Mr. Hager. The agreement has a term of 3 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of 2.5% of the Company’s revenue up to a maximum of $480,000.00 per year and granted Mr. Hager options to purchase 6,400,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 400,000 shares on February 1, 2023 and vesting with respect to the remaining 6,000,000 shares in installments of 500,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 1,000,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options have an expiry date of 10 years from the date of grant. In addition, Mr. Hager may be entitled to an annual bonus if the Company’s EBITDA exceeds the forecasted EBITDA approved by the board at the beginning of the year.

In the first quarter of 2023, Thomas Spruce, an officer and director of the Company, entered into an Employment Agreement with the Company, which supersedes his previous Employment Agreement with the Company. The agreement has a term of 3 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of 1.25% of the Company’s revenue up to a maximum of $240,000.00 per year and Mr. Spruce was granted options to purchase 1,750,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 250,000 shares on February 1, 2023 and vesting with respect to the remaining 1,500,000 shares in installments of 125,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 250,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options have an expiry date of 10 years from the date of grant. In addition, Mr. Spruce may be entitled to an annual bonus if the Company’s EBITDA exceeds the forecasted EBITDA approved by the board at the beginning of the year.

The Company may choose to pay additional salary or fees to its executive management in the future. Other than the foregoing, there have been no changes in the Company’s compensation policy since the end of the Company’s last fiscal year.

Narrative Disclosure to Summary Compensation Table

Other than as disclosed above, there are no other employment agreements between the Company and its executive officers. The compensation discussed herein addresses all compensation awarded to, earned by, or paid to our named executive officers. There are no other stock option plans, retirement, pension, or profit-sharing plans for the benefit of our officers and directors other than as described herein.

Outstanding Equity Awards at Fiscal Year-End

The aforementioned equity awards were outstanding as of fiscal year-end.

Committees of the Board

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our sole Director believes that it is not necessary to have such committees, at this time, because he can adequately perform the functions of such committees.

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Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The sole Director believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President and Director, at the address appearing on the first page of this filing.

Risk Oversight

Effective risk oversight is an important priority of the Company. Because risks are considered in virtually every business decision, the Director’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the future full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s sole Director is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Company’s sole Director reviews the Company’s internal accounting controls, practices and policies.

Code of Ethics

The Company has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act may require our executive officers and Directors, and persons who own more than ten percent of our common stock to file reports of ownership and change in ownership with the SEC and the exchange on which the common stock is listed for trading. Executive officers, Directors and more than ten percent (10%) stockholders are required by regulations promulgated under the Exchange Act to furnish us with copies of all Section 16(a) reports filed. Based solely on our review of copies of the Section 16(a) reports filed for the fiscal year ended December 31, 2022, we believe that our executive officers, Directors and ten percent (10%) stockholders complied with all reporting requirements applicable to them, aside from Mr. Jim Kellogg, who has yet to file his initial Section 16(a) report after his appointment as Chief Financial Officer of the Company.

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Director Compensation

Our sole Director does not currently receive any consideration for his services as a Director. The Company reserves the right in the future to award future members of the Board of Directors cash or stock-based consideration for their services to the Company, which awards, if granted shall be in the sole determination of the Board of Directors.

Executive Compensation Philosophy

Our sole Director determines the compensation given to our executive officers in his sole determination. Our sole Director also reserves the right to pay our executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, our sole Director reserves the right to grant stock options in the future, if he, in his sole determination, believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award certain executives with long-term, stock-based compensation in the future, in the sole discretion of our sole Director, which we do not currently have any immediate plans to award other than as described herein.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth information as of the date of this prospectus regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

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COMMON STOCK

	Common Shares	Percentage
	Owned	of Class (1)

Peter Hager (1) (2) (5)	0	0.00%
Chief Executive Officer

Thomas Spruce (1) (2) (3) (6) (7)	15,000	0.07%
Chief Operations Officer, Secretary and sole Director

Jim Kellogg (1) (2) (4)	0	0.00%
Chief Financial Officer

Mark Palumbo (1) (8) (9)	2,300,000	10.73%
Former Chief Executive Officer, Former Treasurer and Former Secretary

Marla Palumbo (1) (8) (9)	1,200,000	5.60%
Former President

Phitech Management LLC (1) (2) (10)	10,000,000	46.69%
>5% Common Stock Shareholder

Spruce Solutions LLC (1) (2) (11)	522,500	2.43%
Held by Affiliate

(1)	Based on 21,416,001 common stock shares issued and outstanding as of the date of this Annual Report.

(2)	This individual and/or entity’s address is 400 1st Ave N., Ste. 100, Minneapolis MN 55401.

(3)	This individual owns options to acquire 500,000 shares of the common stock of the Company at a strike price of $0.39 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(4)	This individual owns options to acquire 300,000 shares of the common stock of the Company at a strike price of $0.10 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(5)	This individual owns options to acquire 6,400,000 shares of the common stock of the Company at a strike price of $0.06 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(6)	This individual owns options to acquire 1,750,000 shares of the common stock of the Company at a strike price of $0.06 per share. The options have an expiry date of 10 years from the date of grant and are subject to certain vesting conditions related to length of service.

(7)	These shares are owned by the Spruce Family Trust, which is controlled by Mr. Spruce.

(8)	This individual’s address is 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028.

(9)	These individuals are married.

(10)	Peter Hager is the controlling affiliate of this entity.

(11)	Thomas Spruce is the controlling affiliate of this entity.

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SERIES A PREFERRED STOCK

	Series A Preferred Shares Owned	Percentage of Class (1)
Forty 7 Select Holdings LLC (1) (2) (3) (4)	1,000	100%
>5% Series A Preferred Stock Shareholder

(1)	Based on 1,000 Series A Preferred Stock shares outstanding.

(2)	Consists of 1,000 shares of Series A Preferred Stock, purchased at par value, which, voting together as a class, have the right to vote 60% of the Company’s voting shares on any and all shareholder matters (the “Majority Voting Rights”). Additionally, the Company shall not adopt any amendments to the Company’s Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least a majority of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock. Other than the Majority Voting Rights, the Series A Preferred Stock does not have any other dividend, liquidation, conversion, or redemption rights, whatsoever.

(3)	This entity’s address is 31878 Del Obispo 118-331, San Juan Capistrano, CA 92675.

(4)	Greg Shockey is the controlling affiliate of this entity.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE.

Transactions with Related Persons

Marla Palumbo, an affiliate of the Company, had advanced the Company a limited amount of funds to cover some general operating expenses and travel costs. These advances are unsecured, due on demand and non-interest bearing. Liability for any amounts due were transferred to Mark Palumbo as a condition of the Spin-Off Agreement. Ms. Palumbo was the President of the Company and wife of the former CEO, Mark Palumbo.

On July 1, 2021, Mark Palumbo, an officer and director of the Company, and Forty 7 Select Holdings LLC, an entity controlled by an existing shareholder of the Company, entered into an agreement pursuant to which Mark Palumbo transferred all of his 1,000 shares of Series A Preferred Stock (representing 100% of the Company’s issued and outstanding Series A Preferred Stock), of the Company to Forty 7 Select Holdings LLC in a private transaction. The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company. Further, Mark Palumbo contributed 7,500,000 shares of common stock then held by him to the treasury of the Company for cancellation at no cost (the “Contribution”).

On July 23, 2021, the Company entered into a Technology License Agreement (the “License Agreement”) with Phitech Management, LLC, an affiliate of the Company (“Licensor”), whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”) at Closing (as defined in the License Agreement, which is incorporated herein by reference). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement). On October 9, 2021, the Closing of the Technology License Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Technology License Agreement attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 18, 2022 and incorporated herein by reference) occurred whereby the Licensor was authorized to be issued 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share, and, in exchange, the Company received the License to the Technology.

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On July 23, 2021, the Company and Mark Palumbo entered into a Spin-Off Agreement (the “Spin-Off Agreement”) whereby, at the Closing (as defined in the Spin-Off Agreement, which is incorporated by reference), the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as a condition of the Change-in-Control of the Company (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo. On October 9, 2021, the Closing of the Spin-Off Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Spin-Off Agreement attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 18, 2022, and incorporated herein by reference) occurred whereby 100% of the issued and outstanding membership units of Xceptor LLC was transferred to Mark Palumbo.

In the first quarter of 2022, the Company entered into an Employment Agreement with Anthony Sanneh, a former officer of the Company. This Employment Agreement has a term of 2 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this Employment Agreement, the Company pays a base salary of $1.00 per year and issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant. In the event that the agreement is renewed, an additional 125,000 options to purchase restricted shares of the Company’s common stock were to be issued for each 6-month renewal term at a strike price equal to the fair market value of the Company’s common stock on the trading day prior to the grant of the options, however, Mr. Sanneh is no longer an officer of the Company.

In the first quarter of 2022, the Company entered into an Employment Agreement with Thomas Spruce, an officer and director of the Company. This Employment Agreement has a term of 2 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this Employment Agreement, the Company pays a base salary of $1.00 per year and issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and have an expiry date of 10 years from the date of grant. In the event that the agreement is renewed, an additional 125,000 options to purchase restricted shares of the Company’s common stock shall be issued for each 6-month renewal term at a strike price equal to the fair market value of the Company’s common stock on the trading day prior to the grant of the options.

In the last quarter of 2022, the Company entered into an Employment Agreement with Jim Kellogg, an officer of the Company. The agreement has a term of 1 year and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of $1.00 per year and the Company issued options to purchase 300,000 restricted shares of the Company’s common stock at a strike price of $0.10 per share, vesting with respect to 25% of the shares after 3 months of continuous service after November 16, 2022 and with respect to 25% of the shares every 3 months thereafter. The options have an expiry date of 10 years from the date of grant.

In the first quarter of 2023, the Company entered into an Advisor Agreement with Greg Shockey, which supersedes his previous Advisor Agreement with the Company, whereby, in exchange for business development and strategy consulting, investor relations, and facilitating meetings with targeted investors, as well as other services, the Company agreed to issue Greg Shockey options to purchase 60,000 restricted shares of common stock at signing and an additional 1,200,000 shares of restricted common stock every year thereafter. The 3,660,000 restricted shares of the Company’s common stock, for an exercise price of $0.06 per share, shall vest as follows: 60,000 shares on February 1, 2023 and the remaining 3,600,000 shall vest in installments of 300,000 shares per fiscal quarter with the first vesting date of April 1, 2023. The options have an expiry date of 10 years from the date of grant.

In the first quarter of 2023, Peter Hager was appointed as the Company’s President and Chief Executive Officer. The Company entered into an Employment Agreement with Mr. Hager. The agreement has a term of 3 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of 2.5% of the Company’s revenue up to a maximum of $480,000.00 per year and granted Mr. Hager options to purchase 6,400,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 400,000 shares on February 1, 2023 and vesting with respect to the remaining 6,000,000 shares in installments of 500,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 1,000,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options have an expiry date of 10 years from the date of grant. In addition, Mr. Hager may be entitled to an annual bonus if the Company’s EBITDA exceeds the forecasted EBITDA approved by the board at the beginning of the year.

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In the first quarter of 2023, Thomas Spruce, an officer and director of the Company, entered into an Employment Agreement with the Company, which supersedes his previous Employment Agreement with the Company. The agreement has a term of 3 years and automatically renews for additional 6-month terms unless earlier terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this agreement, the Company pays a base salary of 1.25% of the Company’s revenue up to a maximum of $240,000.00 per year and Mr. Spruce was granted options to purchase 1,750,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 250,000 shares on February 1, 2023 and vesting with respect to the remaining 1,500,000 shares in installments of 125,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 250,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. The options have an expiry date of 10 years from the date of grant. In addition, Mr. Spruce may be entitled to an annual bonus if the Company’s EBITDA exceeds the forecasted EBITDA approved by the board at the beginning of the year.

Our officers and director are now and may in the future become a stockholder, officer or director of other companies that may be engaged in business activities similar to those conducted by us. Accordingly, direct conflicts of interest may arise in the future with respect to such individuals acting on our behalf or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individual in the performance of his duties or otherwise. Although we do not currently have a right of first refusal pertaining to opportunities that come to management’s attention insofar as such opportunities may relate to our business operations, we have established a conflict-of-interest policy intended to ensure timely disclosure and avoidance of activities and relationships that conflict with the interests of the Company.

Our officers and director are subject to the restriction that all opportunities contemplated by our business plan which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to our Company. A breach of this requirement will be a breach of the fiduciary duties of the officer or director.

All future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from any unaffiliated third party. To the extent possible, a majority of the independent, disinterested members of our board of directors will approve future affiliated transactions.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, Directors and significant stockholders. However, all of the transactions described above were approved and ratified by our Board of Directors. In connection with the approval of the transactions described above, our Board of Directors, took into account several factors, including their fiduciary duties to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available; and the terms the Company could receive from an unrelated third party.

We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional Directors, so that such transactions will be subject to the review, approval or ratification of our Board of Directors, or an appropriate committee thereof. With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

●	Disclosing such transactions in reports where required;

●	Disclosing in any and all filings with the SEC, where required;

●	Obtaining disinterested directors consent; and

●	Obtaining shareholder consent where required.

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Director Independence

Quotations for the Company’s common stock are entered on the Over-the-Counter Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, the Company applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. As a result, the Company does not have any independent directors. Our sole director, Thomas Spruce, is also an executive officer of the Company.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of our annual financial statement and review of financial statements included in our 10-Q reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,000 for fiscal year ended December 31, 2022, and $35,000 for fiscal year ended December 31, 2021.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported above were nil for fiscal years ended December 31, 2022 and 2021, respectively.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were nil for fiscal years ended December 31, 2022 and 2021, respectively.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above were nil for fiscal years ended December 31, 2022 and 2021, respectively.

Audit Committee

As of the date of this Annual Report, the Company did not have a standing audit committee serving, and as a result our board of directors performs the duties of an audit committee. Our board of directors will evaluate and approve in advance, the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. We do not rely on pre-approval policies and procedures.

32

PART IV

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	Financial Statements Index

The following financial statements are filed with this report:

Report of Independent Registered Public Accounting Firm

Balance Sheets at December 31, 2022 and 2021

Statements of Operations for the years ended December 31, 2022 and December 31, 2021

Statements of Cash Flows for the years ended December 31, 2022 and December 31, 2021

Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2022 and December 31, 2021

Notes to Financial Statements

EXHIBITS

3.1	Certificate of Incorporation (previously filed on Form 10-12G on January 18, 2017 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.)

3.2	By-laws (previously filed on Form 10-12G on January 18, 2017 as the exhibit number listed here, and incorporated herein by this reference.)

3.3	Amendment to Certificate of Incorporation (previously filed on Form S-1 on October 22, 2018 as the same exhibit number listed here, and incorporated herein by this reference.)

3.4	Series A Certificate of Designation filed with the Secretary of State of Delaware on May 6, 2019 (previously filed on Form 8-K on March 30, 2020 as Exhibit 3.4, and incorporated herein by this reference.)

3.5	Amendment to Certificate of Incorporation (previously filed on Form 8-K on October 12, 2021 as an exhibit and incorporated herein by this reference.)

3.6	First Amended and Restated By-laws (previously filed on Form 8-K on November 21, 2022 as Exhibit 99.3, and incorporated herein by this reference.)

10.1	Technology License Agreement between the Company and Phitech Management LLC (previously filed on Form 8-K on July 28, 2021 as the same exhibit number listed here, and incorporated herein by this reference.)

10.2	Spin Off Agreement between the Company and Mark Palumbo (previously filed on Form 8-K on July 28, 2021 as the same exhibit number listed here, and incorporated by this reference.)

33

10.3	Employment Agreement with Jim Kellogg (previously filed on Form 8-K on November 21, 2022 as Exhibit 99.1, and incorporated herein by this reference.)

10.4	Stock Option Grant and Stock Option Agreement with Jim Kellogg (previously filed on Form 8-K on November 21, 2022 as Exhibit 99.2, and incorporated herein by this reference.)

10.5	Advisor Agreement with Greg Shockey (previously filed on Form 8-K on February 7, 2023 as Exhibit 99.1, and incorporated herein by this reference.)

10.6	Stock Option Grant and Stock Option Agreement with Greg Shockey (previously filed on Form 8-K on February 7, 2023 as Exhibit 99.2, and incorporated herein by this reference.)

10.7	Employment Agreement with Peter Hager (previously filed on Form 8-K on February 7, 2023 as Exhibit 99.3, and incorporated herein by this reference.)

10.8	Stock Option Grant and Stock Option Agreement with Peter Hager (previously filed on Form 8-K on February 7, 2023 as Exhibit 99.4, and incorporated herein by this reference.)

10.9	Employment Agreement with Thomas Spruce (previously filed on Form 8-K on February 7, 2023 as Exhibit 99.5, and incorporated herein by this reference.)

10.10	Stock Option Grant and Stock Option Agreement with Thomas Spruce (previously filed on Form 8-K on February 7, 2023 as Exhibit 99.6, and incorporated herein by this reference.)

31.1*	Rule 15d-14(a) Certification by Principal Executive Officer

31.2*	Rule 15d-14(a) Certification Principal Financial Officer

32.1*	Section 1350 Certification of Principal Executive Officer and Principal Financial Officer

*	Filed herewith.

34

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned in Minneapolis, MN, thereunto duly authorized, on March 29, 2023.

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

By:	/s/ Peter Hager
Title: Chief Executive Officer (Principal Executive Officer)

By:	/s/ Jim Kellogg
Title: Chief Financial Officer (Principal Financial Officer)

By:	/s/ Jim Kellogg
Title: Chief Financial Officer (Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 29, 2023.

By:	/s/ Peter Hager
Title:	Chief Executive Officer (Principal Executive Officer)

By:	/s/ Jim Kellogg
Title:	Chief Financial Officer (Principal Financial Officer)

By:	/s/ Jim Kellogg
Title:	Chief Financial Officer (Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons, constituting all of the members of the board of directors, in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas Spruce	Director	March 29, 2023

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS FILED PURSUANT TO SECTION 15(d) OF THE ACT BY REGISTRANTS WHICH HAVE NOT REGISTERED SECURITIES PURSUANT TO SECTION 12 OF THE ACT

We will furnish to the Securities and Exchange Commission, at the same time that it is sent to stockholders, any proxy or information statement that we send to our stockholders in connection with any annual stockholders’ meeting.

35

FINANCIAL STATEMENTS

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Electronic Servitor Publication Network, Inc.:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Electronic Servitor Publication Network, Inc. (the “Company”) as of December 31, 2022 and 2021 and the related consolidated statements of operations, shareholders’ equity, and cash flows for the two years in the period ended December 31, 2022, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the two years in the period ended December 31, 2022 and 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

Critical Audit Matter

Critical audit matters are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments.

We determined that there are no critical audit matters.

/S BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2018

Lakewood, CO

March 29, 2023

F-1

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

BALANCE SHEETS

	December 31, 2022	December 31, 2021

ASSETS
Current assets:
Cash	$17,139	$–

Total assets	$17,139	$–

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accruals	$49,680	$13,853
Loans payable	52,630	–
Due to a related party	50,268	22,625
Total current liabilities	152,578	36,478

Commitments and contingencies	–	–

Stockholders’ Deficit:
Preferred stock, $0.0001 par value 19,999,000 shares authorized; no shares issued and outstanding	–	–
Series A Preferred stock, $0.0001 par value 1,000 shares authorized; 1,000 shares issued and outstanding	–	–
Common Stock, $0.0001 par value, 100,000,000 shares authorized; 21,416,001 shares issued and outstanding	2,142	2,142
Additional paid in capital	6,224,900	5,876,611
Accumulated deficit	(6,362,481)	(5,915,231)
Total Stockholders’ deficit	(135,439)	(36,478)

Total Liabilities and Stockholders’ Deficit	$17,139	$–

The accompanying notes are an integral part of these financial statements.

F-2

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2022	2021
Operating expenses:
General and administrative	$19,672	$11,033
Professional fees	73,800	25,445
Licensing expense	–	2,500,000
Stock based compensation	348,289	–
Total operating expenses	441,761	2,536,478

Loss from operations	(441,761)	(2,536,478)

Other expense:
Interest expense	(5,489)	–
Gain from spinoff of assets and liabilities	–	120,725
Total other expense	(5,489)	120,725

Loss before provision for income taxes	(447,250)	(2,415,753)
Provision for income taxes	–	–

Net loss from continuing operations	(447,250)	(2,415,753)
Net loss from discontinued operations	–	(166,076)

Net loss	$(447,250)	$(2,581,829)

Loss per share, basic and diluted, from continuing operations	$(0.00)	$(0.14)
Loss per share, basic and diluted, from discontinued operations	$–	$(0.01)
Loss per share, basic and diluted	$(0.00)	$(0.15)

Weighted average shares outstanding, basic and diluted	21,416,001	17,719,642

The accompanying notes are an integral part of these financial statements.

F-3

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

STATEMENT OF CHANGES OF STOCKHOLDERS’ DEFICIT

For the Years Ended December 31, 2022 and 2021

					Additional		Total
	Preferred Stock		Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance, December 31, 2020	1,000	$–	18,775,000	$1,878	$3,253,525	$(3,333,402)	$(77,999)
Common stock issued for services	–	–	75,000	7	6,743	–	6,750
Common stock issued for debt conversion	–	–	58,000	6	14,494	–	14,500
Common stock units sold for cash	–	–	8,001	1	1,999	–	2,000
Shares cancelled – related party	–	–	(7,500,000)	(750)	750	–
Contributed capital – related party	–	–	–	–	100,100	–	100,100
Common stock issued for licensing agreement	–	–	10,000,000	1,000	2,499,000	–	2,500,000
Net loss	–	–	–	–	–	(2,581,829)	(2,581,829)
Balance, December 31, 2021	1,000	–	21,416,001	2,142	5,876,611	(5,915,231)	(36,478)
Stock option expense	–	–	–	–	348,289	–	348,289
Net loss	–	–	–	–	–	(447,250)	(447,250)
Balance, December 31, 2022	1,000	$–	21,416,001	$2,142	$6,224,900	$(6,362,481)	$(135,439)

The accompanying notes are an integral part of these financial statements.

F-4

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(447,250)	$(2,581,829)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock based compensation	348,289	–
Stock issued for licensing agreement	–	2,500,000
Loss from discontinued operations	–	166,076
Changes in Operating Assets and Liabilities:
Accounts payable and accruals	35,827	13,853
Operating activities from discontinued operations	–	(198,613)
Net cash used by operating activities	(63,134)	(100,513)

Cash flows from Investing activities:	–	–

Cash flows from Financing activities:
Proceeds from loans - related party	27,643	22,625
Contributed capital – related party	–	100,100
Proceeds from sale of common stock	–	2,000
Proceeds from loans payable	52,630	–
Financing activities from discontinued operations	–	(24,212)
Net cash provided by financing activities	80,273	100,513

Net change in cash	17,139	–
Cash, beginning of year	–	–
Cash, end of year	$17,139	$–

Cash Paid For:
Cash paid for interest	$–	$–
Cash paid for taxes	$–	$–

The accompanying notes are an integral part of these financial statements.

F-5

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

NOTE 1 - DESCRIPTION OF BUSINESS AND HISTORY

Description of business

The Company was originally incorporated on May 17, 2017, under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. On May 23, 2018, the Certificate of Incorporation of the Company was amended to effect a change in the Company’s name from “Iris Grove Acquisition Corporation” to “CannAssist International Corporation”. On September 28, 2021, the Certificate of Incorporation of the Company was amended a second time to effect a change in the Company’s name from “CannAssist International Corporation” to the name “Electronic Servitor Publication Network, Inc.” The Company’s common stock trades on the OTCQB Venture Market under the stock ticker symbol “XESP,” previously from “CNSC,” effective January 26, 2022. The Company's corporate office is located at 400 1ST Ave N., Ste. 100, Minneapolis, MN 55401. The URL of the Company’s website is https://www.xespn.com.

The Company’s business focuses on driving growth for Brands through effective digital interactions within current and new communities. The Company’s proprietary technology, the Digital Engagement Engine, utilizes a combination of automation, unique data management, and a modern workflow built on a microservices architecture to achieve greater reach and lift for content providers.

On July 1, 2021, and effective on October 9, 2021, Mark Palumbo, a former officer and director of the Company, and Forty 7 Select Holdings LLC, an entity controlled by Greg Shockey (who was an existing shareholder of the Company), entered into an agreement pursuant to which Mark Palumbo transferred all of his 1,000 shares of Series A Preferred Stock (representing 100% of the Company’s issued and outstanding Series A Preferred Stock), of the Company to Forty 7 Select Holdings LLC in a private transaction. The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company. Further, Mark Palumbo contributed 7,500,000 shares of common stock held by him to the treasury of the Company for cancellation at no cost (the “Contribution”).

On July 23, 2021, the Company entered into a Technology License Agreement with Phitech Management, LLC, an entity controlled by Peter Hager (“Licensor”), to use, market, promote and distribute certain technology relating to content provisioning including the related patent applications, trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company issues to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement). On October 9, 2021, at the Closing of the Technology License Agreement, the Company received the License to the Technology and issued Licensor 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share.

On July 23, 2021, the Company and Mark Palumbo entered into an agreement (the “Spin-Off Agreement”) whereby, at the Closing, the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo (along with the assets and liabilities associated with the prior business) for nominal consideration as a condition of the Change-in-Control (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo. On October 9, 2021, at the Closing of the Spin-Off Agreement, the Company transferred 100% of the issued and outstanding membership units of Xceptor LLC to Mark Palumbo (along with the assets and liabilities associated with the prior business) in exchange for nominal consideration, and the Palumbo License Agreement was terminated.

F-6

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

We maintain our cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. We continually monitor our banking relationships and consequently have not experienced any losses in our accounts. At times, such deposits may be in excess of the Federal Deposit Insurance Corporation insurable amount (“FDIC”).

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents for the years ended December 31, 2022 and 2021.

Basic and Diluted Earnings Per Share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification.  Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period.  Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented. As of December 31, 2022 and 2021, there are no dilutive shares.

Stock-based Compensation

In June 2018, the FASB issued ASU 2018-07, Compensation – Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07 allows companies to account for nonemployee awards in the same manner as employee awards. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those annual periods. We adopted this ASU on January 1, 2019.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements.  To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below.

Level 1: Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

F-7

Level 2: Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3: Pricing inputs that are generally unobservable inputs and not corroborated by market data.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses and accrued expenses approximate their fair value because of the short maturity of those instruments.

Income Taxes

Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to tax net operating loss carryforwards. The deferred tax assets and liabilities represent the future tax return consequences of these differences, which will either be taxable or deductible when assets and liabilities are recovered or settled, as well as operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is established against deferred tax assets when in the judgment of management, it is more likely than not that such deferred tax assets will not become available. Because the judgment about the level of future taxable income is dependent to a great extent on matters that may, at least in part, be beyond the Company’s control, it is at least reasonably possible that management’s judgment about the need for a valuation allowance for deferred taxes could change in the near term.

Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards. As of December 31, 2022, and 2021, no liability for unrecognized tax benefits was required to be reported.

Recently issued accounting pronouncements

The Company has implemented all new applicable accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has no current source of revenue and an accumulated deficit of $6,362,481 as of December 31, 2022. The Company’s continuation as a going concern is dependent upon its ability to generate revenue to satisfy its obligations on a timely basis and ultimately to attain profitability. There is no guarantee that the Company’s activities will generate sufficient revenues to sustain its operations, or its ability to sell its services to generate consistent profitability. In order to maintain operations, the Company may have to raise additional capital from equity financing and/or from its officers, directors, or principal stockholders, subject to terms obtainable and satisfactory to the Company. There is no guarantee that the Company will be able to raise additional funds or to do so at an advantageous price. The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

NOTE 4 – NOTE PAYABLE

On May 19, 2022, the Company issued a note payable for $10,000 to a third party. The note matures in one year and bears interest at 6% per annum. As of December 31, 2022, there is $372 of interest accrued on this note.

F-8

On May 20, 2022, the Company issued a note payable for $10,000 to a third party. The note matures in one year and bears interest at 6% per annum. As of December 31, 2022, there is $370 of interest accrued on this note.

On June 10, 2022, the Company issued a note payable for $7,630 to a third party. The note matures in 6 months and bears interest at 10% per annum. As of December 31, 2022, there is $426 of interest accrued on this note.

On October 18, 2022, the Company issued a note payable for $25,000 to a third party. The note matures in one year and bears interest at 8% per annum. As of December 31, 2022, there is $405 of interest accrued on this note.

NOTE 5 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2022, Forty 7 Select Holdings LLC (“Forty 7”) advanced the Company $27,643, to pay for general operating expenses. Forty 7 is controlled by Greg Shockey, an existing shareholder of the Company. As of December 31, 2022, the balance due to Forty 7 is $50,268.

Refer to Note 7 for options to purchase shares of common stock issued to related parties.

NOTE 6 – PREFERRED STOCK

The Company has designated 1,000 shares of Series A Preferred Stock. The shares of Series A Preferred Stock have a par value of $0.0001 per share. The Series A Preferred Shares do not have a dividend rate or liquidation preference and are not convertible into shares of common stock. Series A Preferred Stock, voting together as a class, have the right to vote 60% of the Company’s voting shares on any and all shareholder matters (the “Majority Voting Rights”). Additionally, the Company shall not adopt any amendments to the Company’s Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least a majority of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock. Other than the Majority Voting Rights, the Series A Preferred Stock does not have any other dividend, liquidation, conversion, or redemption rights, whatsoever.

NOTE 7 – OPTIONS

In the first quarter of 2022, the Company entered into an Employment Agreement with Anthony Sanneh, a former officer and director of the Company, for a term of 2 years that automatically renews for additional 6-month terms unless terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this Employment Agreement, the Company pays a base salary of $1.00 per year and issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1.5 years contingent upon service and expire 10 years from the date of grant. On April 18, 2022, Mr. Sanneh voluntarily resigned all positions with the Company, without disagreement between the parties, thereby terminating this Employment Agreement and forfeiting 250,000 unvested options, effective May 15, 2022.

 In the first quarter of 2022, the Company entered into an Employment Agreement with Thomas Spruce, an officer and director of the Company. This Employment Agreement has a term of 2 years and automatically renews for additional 6-month terms unless terminated earlier. This agreement is terminable by each of the parties upon written notice. Under this Employment Agreement, the Company pays a base salary of $1.00 per year and issued options to purchase 500,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of two years and expire 10 years from the date of grant. If the Employment Agreement is renewed, an additional 125,000 options to purchase restricted shares of the Company’s common stock shall be issued for each 6-month renewal term at a strike price equal to the fair market value of the Company’s common stock on the trading day prior to the grant of the options.

F-9

Effective April 12, 2022, the Company entered into an Advisory Agreement with Greg Shockey, an affiliate of the Company and service provider. Under this Advisory Agreement, the Company issued options to purchase 240,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1 year contingent upon service and expire 10 years from the date of grant.

Effective April 12, 2022, the Company entered into an Advisory Agreement with Danijella Dragas, a third-party service provider. Under this Advisory Agreement, the Company issued options to purchase 240,000 restricted shares of the Company’s common stock at a strike price of $0.39 per share. The options vest over a period of 1 year contingent upon service and expire 10 years from the date of grant.

Options issued with the following inputs:

Options	1,480,000
Share price	$0.39
Exercise Price	$0.39
Term	10 years
Volatility	209.96 – 213.52%
Risk Free Interest Rate	2.38 – 2.72%
Dividend rate	–

On May 27, 2022, the Company entered into an Addendum to Employment Agreement with Thomas Spruce, which granted Mr. Spruce options to purchase an additional 250,000 restricted shares of the Company’s common stock at a strike price of $0.15 per share. The options vest immediately from the date of the grant and expire 10 years from the date of grant.

Options issued with the following inputs:

Options	250,000
Share price	$0.15
Exercise Price	$0.15
Term	10 years
Volatility	214.15%
Risk Free Interest Rate	2.74%
Dividend rate	–

On November 16, 2022, the Company entered into an Employment Agreement with Jim Kellogg, which granted Mr. Kellogg options to purchase 300,000 restricted shares of the Company’s common stock at a strike price of $0.10 per share. The options vest over a period of 1 year contingent upon service and expire 10 years from the date of grant.

Options issued with the following inputs:

Options	300,000
Share price	$0.10
Exercise Price	$0.10
Term	10 years
Volatility	197.68%
Risk Free Interest Rate	3.67%
Dividend rate	–

F-10

A summary of the status of the Company’s outstanding stock options and changes during the year is presented below:

Activity for the year ended December 31, 2022, is as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contract Term	Aggregate Intrinsic Value
Outstanding at December 31, 2021	–	$–	–	$–
Granted	2,030,000	$0.36	10	$–
Expired	(250,000)	$–	–	$–
Exercised	–	$–	–	$–
Outstanding at December 31, 2022	1,780,000	$0.35	9.81	$–
Exercisable at December 31, 2022	1,190,000	$0.32	9.81	$–

Range of Exercise Prices	Number Outstanding 12/31/2022	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.10 – 0.39	1,780,000	9.38 years	$0.31

NOTE 8 – WARRANTS

A summary of the status of the Company’s outstanding stock warrants and changes during the year is presented below:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contract Term	Aggregate Intrinsic Value
Outstanding at December 31, 2020	150,836	$0.25	7.97	$–
Granted	2,667	$0.25	5.00	$–
Expired	–	$–	–	$–
Exercised	–	$–	–	$–
Outstanding at December 31, 2021	153,503	$0.25	6.92	$–
Granted	–	$–	—0	$–
Expired	–	$–	–	$–
Exercised	–	$–	–	$–
Outstanding at December 31, 2022	153,503	$0.25	6.43	$–
Exercisable at December 31, 2022	153,503	$0.25	6.17	$–

F-11

Range of Exercise Prices	Number Outstanding 12/31/2022	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.25	153,503	5.92 years	$0.25

NOTE 9 – INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has evaluated Staff Accounting Bulletin No. 118 regarding the impact of the decreased tax rates of the Tax Cuts & Jobs Act. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The U.S. federal income tax rate of 21% is being used due to the new tax law recently enacted.

Net deferred tax assets consist of the following components as of December 31:

	2022	2021
Federal income tax benefit attributable to:
Current operations	$94,000	$529,000
Less: valuation allowance	(94,000)	(529,000)
Net provision for Federal income taxes	$–	$–

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the period ended December 31, due to the following:

	2022	2021
Deferred Tax Assets:
NOL Carryover	$1,336,000	$1,242,000
Less valuation allowance	(1,336,000)	(1,242,000)
Net deferred tax assets	$–	$–

At December 31, 2022, the Company had net operating loss carry forwards of approximately $2,776,000 that may be offset against future taxable income. NOLs from tax years up to 2017 can be carried forward twenty years. Under the CARES Act, the Company can carry forward NOLs indefinitely for NOLs generated in a tax year beginning after 2017, that remain after they are carried back to tax years in the five-year carryback period. No tax benefit has been reported in the December 31, 2022, financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal Income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2016.

F-12

NOTE 10 - DISCONTINUED OPERATIONS

In accordance with the provisions of ASC 205-20, we have not included the results of operations from discontinued operations in the results of continuing operations in the statements of operations. The results of operations from discontinued operations for the year ended December 31, 2021, have been reflected as discontinued operations in the statements of operations, and consist of the following.

For year ended December 31, 2021
Revenue - discontinued operations	$515,500
Cost of revenue - discontinued operations	322,820
Gross margin	192,680
Expenses of discontinued operations:
General and administrative	268,206
Professional fees	63,730
Interest expense	26,821
Total expenses of discontinued operations	358,757

Net loss from discontinued operations	$(166,077)

NOTE 11 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were issued and has determined that there are no material subsequent events to disclose in these financial statements other than the following.

On February 1, 2023, the Company entered into an Advisor Agreement with Greg Shockey, which supersedes his previous Advisor Agreement with the Company, whereby, in exchange for business development and strategy consulting, investor relations, and facilitating meetings with targeted investors, as well as other services, the Company agreed to issue Greg Shockey options to purchase 60,000 restricted shares of common stock at signing and an additional 1,200,000 shares of restricted common stock every year thereafter.

On February 1, 2023, Peter Hager was appointed as the Company’s President and Chief Executive Officer. Mr. Hager was granted options to purchase 6,400,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 400,000 shares on February 1, 2023 and vesting with respect to the remaining 6,000,000 shares in installments of 500,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 1,000,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service.

On February 1, 2023, Thomas Spruce was appointed as the Company’s Secretary and Chief Operations Officer. Mr. Spruce was granted options to purchase 1,750,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.06 per share, vesting with respect to the first 250,000 shares on February 1, 2023, and vesting with respect to the remaining 1,500,000 shares in installments of 125,000 shares per fiscal quarter with the first vesting date of April 1, 2023 and 250,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service.

On March 23, 2023, the Company terminated an Advisory Agreement dated April 12, 2022 with Danijella Dragas, a third-party service provider.

F-13

EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302

I, Peter Hager, certify that:

1.	I have reviewed the Annual Report on Form 10-K of Electronic Servitor Publication Network Inc. for the year ended December 31, 2022.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluations; and

d)	Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: March 29, 2022	/s/ Peter Hager
Chief Executive Officer (Principal Executive Officer)

EXHIBIT 31.2

CERTIFICATION PURSUANT TO SECTION 302

I, Jim Kellogg, certify that:

1.	I have reviewed the Annual Report on Form 10-K of Electronic Servitor Publication Network Inc. for the year ended December 31, 2022.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluations; and

d)	Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: March 29, 2023	/s/ Jim Kellogg
Chief Financial Officer (Principal Financial Officer)

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Electronic Servitor Publication Network Inc. (the “Company”) for the year ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

(1)       The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2023	By: /s/	Peter Hager
Peter Hager
Chief Executive Officer (Principal Executive Officer)

Dated: March 29, 2023	By: /s/	Jim Kellogg
Jim Kellogg
Chief Financial Officer (Principal Financial Officer)

This certification accompanies each Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.